As filed with the Securities and Exchange Commission on June 12, 2020

1933 Act File No. 333-______

1940 Act File No. 811-23578

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	Registration Statement Under the Securities Act of 1933
[ ]	Pre-Effective Amendment No. _
[ ]	Post-Effective Amendment No. _

and

[X]	Registration Statement Under the Investment Company Act of 1940
[ ]	Amendment No. ___

RiverNorth Global Innovation Opportunities Fund, Inc.

Exact Name of Registrant as Specified in Declaration of Trust

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(312) 832-1440

Registrant’s Telephone Number, including Area Code

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Morrison C. Warren, Esq.

Walter L. Draney, Esq.

E. Roy Kim, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[ ] when declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.0001 par value	500	$20.00	$10,000	$1.30

(1)	Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion, Dated June 12, 2020

Shares
RiverNorth Global Innovation Opportunities Fund, Inc.
Common Stock
$20.00 per Share

________________

The Fund. RiverNorth Global Innovation Opportunities Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is total return consisting of capital appreciation and current income. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. The Fund will seek to achieve its investment objective by allocating its Managed Assets (as defined below) between the two principal investment strategies described below:

Tactical Equity Opportunities Allocation ( % - % of Managed Assets): This strategy will seek to (i) generate returns through investments in closed-end funds, including business development companies, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) that invest primarily in equity securities of U.S. and non-U.S. issuers, and seek to derive value from the discount and premium spreads associated with closed-end funds, (ii) generate risk-adjusted returns through investments in special purpose acquisition companies (“SPACs”), and (iii) achieve capital appreciation through investments in private funds, which are initially anticipated to be primarily invested in the equity securities of private operating companies considered to be in the mid- to late-stages of growth or development in terms of their ability to conduct an initial public offering or other liquidity event (“late-stage growth companies”). The Fund initially anticipates it will invest in late-stage growth companies through a private fund or funds managed by an affiliate of the Subadviser (as defined below). See “Investment Objective, Strategies and Policies—Principal Investment Strategies—Tactical Equity Opportunities Allocation.”

Global Innovation Allocation ( % - % of Managed Assets): This strategy seeks to capitalize on long-term growth opportunities identified in companies worldwide that the Subadviser believes are innovative or will benefit from innovation through direct or indirect investments in the equity securities of such companies, including securities of issuers in emerging markets. See “Risks—Non-U.S. Securities Risk” and “Risks—Emerging Market Securities Risk.” These investments may include common stock, preferred stock, depositary receipts, warrants and rights to purchase equity securities, pooled investment vehicles (such as ETFs) providing exposure to equity securities, and futures contracts on equity securities and equity indices. Under this strategy, the Fund may invest in issuers of any market capitalization. See “Risks—Investment-Related Risks—Small- and Mid-Cap Stock Risk.” The Fund may, but is not required to, enter into derivative transactions, including forward foreign currency exchange contracts to seek to hedge against currency risk and total return swaps. See “Investment Objective, Strategies and Policies—Principal Investment Strategies—Global Innovation Allocation.”

(continued on following page)

No Prior History. Because the Fund is newly organized, the shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “ .”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI (the table of contents of which is on page of this Prospectus), annual and semi-annual reports to shareholders (when available) and other information about the Fund, or make shareholder inquiries, by calling ( ) - , by writing to the Fund at 325 North LaSalle Street, Suite 645, Chicago, IL 60654, or by visiting the Fund’s and the Adviser’s website at www.rivernorth.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at www.sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual reports to shareholders will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website at www.rivernorth.com, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling ( ) - .

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call ( ) - to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investing in the Fund’s common stock involves certain risks. See “Risks” beginning on page of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

________________

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.00	$
Proceeds, after expenses, to the Fund(3)	$20.00	$

(notes continued on the next page)

________________

The underwriters expect to deliver the Common Shares to purchasers on or about

Prospectus dated .

(notes continued from previous page)

________________

(1)	The Fund has granted the underwriters an option to purchase up to additional Common Shares at the Public Offering Price less the Sales Load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Fund, will be $ , $0 and $ , respectively. See “Underwriters.” Investors purchasing Common Shares in this offering will not be charged a sales load.

(2)	The Adviser (as defined below) and Subadviser (as defined below), and not the Fund, have agreed to pay from their own assets (a) compensation of up to $ per Common Share to the underwriters in connection with this offering, and separately (b) a structuring fee to each of , and in the amounts of $ ,$ and $ , respectively, and a sales incentive fee to , and in the amounts of $ , $ and $ , respectively. In addition, the Adviser (and not the Fund) has agreed to pay an amount equal to % of the total price to the public of the Common Shares sold in the offering contemplated by this Prospectus (including Common Shares offered pursuant to the underwriters’ overallotment option) for certain distribution and marketing services, as well as up to $ in expense reimbursement. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters—Additional Underwriter Compensation.”

(3)	The Adviser and Subadvser have agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser or Subadvser. See “Summary of Fund Expenses.”

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Investment Adviser and Subadviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s subadviser is (the “Subadviser”). The Adviser will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Tactical Equity Opportunities Allocation. The Subadviser will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Global Innovation Allocation. See “Management of the Fund.”

Limited Term and Eligible Tender Offer. The Fund will terminate on or before (the “Termination Date”); provided, that if the Board of Directors of the Fund (the “Board of Directors”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to ), and (ii) once for up to an additional (i.e., up to ), in each case upon the affirmative vote of a majority of the Board of Directors and without the approval of the holders of the Common Shares of the Fund (the “Common Shareholders”).

In addition, as of a date within months preceding the Termination Date, the Board of Directors may cause the Fund to conduct a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the net asset value (“NAV”) per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $ of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Limited Term and Eligible Tender Offer” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk” below.

Dividends and Distributions. The Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. Commencing with the first distribution, the Fund intends to implement a level distribution policy. There is no assurance the Fund will make regular monthly distributions or that it will do so at a particular rate.

From time to time, portions of the Fund’s distributions may constitute a return of capital. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares. See “Dividends and Distributions.”

Leverage. The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or other financial institutions. See “Use of Leverage.” Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. See “Risks—Structural Risk—Leverage Risk.”

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Page
Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective, Strategies and Policies
Investment Philosophy and Process
Portfolio Contents and Transactions
Use of Leverage
Risks
Management of the Fund
Net Asset Value
Dividends and Distributions
Dividend Reinvestment Plan
Description of the Common Shares
Certain Provisions of The Fund’s Charter and Bylaws and Of Maryland Law
Repurchase of Shares
Conversion to Open-End Fund
Limited Term and Eligible Tender Offer
U.S. Federal Income Tax Matters
Underwriters
Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian
Legal Matters
Additional Information
The Fund’s Privacy Policy
Table of Contents for the Statement of Additional Information

You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since that date. The Fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus.

v

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s shares of common stock (the “Common Shares”) offered by this Prospectus. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information (“SAI”), especially the information set forth under the headings “Investment Objective, Strategies and Policies” and “Risks.”

The Fund	RiverNorth Global Innovation Opportunities Fund, Inc. (the “Fund”) is a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will have a limited term unless otherwise determined by the Fund’s Board of Directors (“Board of Directors”). See “Limited Term” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Investment Adviser and Subadviser	The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s subadviser is (the “Subadviser”). The Adviser will be responsible for managing the Fund’s business affairs, providing certain administrative services and the day-to-day management of the Fund’s Managed Assets (as defined below) allocated to the Tactical Equity Opportunities Allocation (as described below). The Subadviser will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Global Innovation Allocation (as described below). Subject to the ranges noted below under “—Principal Investment Strategies and Policies,” the Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Management of the Fund.”

The Offering	The Fund is offering of its Common Shares, $0.0001 par value per share, at $20.00 per Common Share (the “Public Offering Price”) through a group of underwriters led by , and . You must purchase at least 100 Common Shares in this offering ($2,000). The Fund has granted the underwriters an option to purchase up to additional Common Shares, at the Public Offering Price less the Sales Load (as described below), within 45 days to cover overallotments. The Adviser and Subadviser have agreed to pay underwriting compensation of up to $ per Common Share to the underwriters in connection with this offering. The Adviser and Subadviser also have agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser or Subadviser. See “Underwriters.”

Investment Objective	The Fund’s investment objective is total return consisting of capital appreciation and current income. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies and Policies	The Fund will seek to achieve its investment objective by allocating its Managed Assets between the two principal investment strategies described below. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Risks—Structural Risks—Asset Allocation Risk.” Under normal market conditions, the Fund may allocate between % and % of its Managed Assets to the Tactical Equity Opportunities Allocation and between % and % of its Managed Assets to the Global Innovation Allocation (each, as described below). The Adviser expects to initially allocate approximately % of the Fund’s Managed Assets to the Tactical Equity Opportunities Allocation and approximately % of the Fund’s Managed Assets to the Global Innovation Allocation. See “Investment Philosophy and Process.”

Tactical Equity Opportunities Allocation ( %- % of Managed Assets). This strategy will seek to (i) generate returns through investments in closed-end funds, including business development companies, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) that invest primarily in equity securities of U.S. and non-U.S. issuers, and seek to derive value from the discount and premium spreads associated with closed-end funds, (ii) generate risk-adjusted returns through investments in special purpose acquisition companies (“SPACs”), and (iii) achieve capital appreciation through investments in private funds, which are initially anticipated to be primarily invested in the equity securities of private operating companies considered to be in the mid- to late-stages of growth or development in terms of their ability to conduct an initial public offering or other liquidity event (“late-stage growth companies”). The Fund initially anticipates it will invest in late-stage growth companies through a private fund or funds managed by an affiliate of the Subadviser. The Fund will limit its investments in each such private fund to no more than % of the outstanding voting securities of such fund.

The Fund has adopted the following investment policies under the Tactical Equity Opportunities Allocation:

•	Under normal market conditions, the Fund may invest up to % of the Managed Assets allocated to this strategy in Underlying Funds. All Underlying Funds will be registered under the Securities Act of 1933, as amended (the “Securities Act”). Under normal market conditions, the Fund will limit its investments in closed-end funds that have been in operation for less than one year to no more than __% of the Fund’s Managed Assets allocated to the Tactical Equity Opportunities Allocation. The Fund will not invest in inverse ETFs or leveraged ETFs. The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

•	Under normal market conditions, the Fund may invest up to % of the Managed Assets allocated to this strategy in SPACs.

•	Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in private funds. The Adviser initially anticipates its private fund investments will focus on late-stage growth companies but they may also be made to seek to achieve the other investment strategies of the Fund described herein.

The following provides a summary description of the investments in which the Fund anticipates it will primarily invest under the Tactical Equity Opportunities Allocation. See “Portfolio Contents and Transactions” for additional information on these investments as well as other principal investments of the Fund.

Closed-End Funds. Closed-end funds (like the Fund) are investment companies regulated under the 1940 Act that have the ability to invest in a wide range of asset classes and instruments and employ a variety of investment strategies and techniques. The closed-end funds in which the Fund may invest will primarily focus their investments on equity securities but will not be subject to the Fund’s investment policies and restrictions and their investments and strategies, and the risks associated with such investments and strategies, may include those that are not described in this Prospectus. Such closed-end funds may invest, for example, in securities that are rated below investment grade by a nationally recognized statistical rating organization, which securities are commonly referred to as “junk” and “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s performance will depend in part on the investments and strategies of the closed-end funds in which it invests and the Fund’s shareholders will indirectly bear the expenses, including the management fees, of such closed-end funds (and other Underlying Funds). BDCs are a type of closed-end fund and typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. See “Risks—Investment-Related Risks—Underlying Fund Risks.”

SPACs. A SPAC is a special purpose company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Fund may invest in a broad range of industries and sectors when investing in SPACs and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States.

In a SPAC’s IPO, the SPAC typically offers units comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. A SPAC may incur debt if additional capital is needed to finance a business combination transaction or to fund ongoing expenses. The Fund may invest in all parts of a SPAC’s capital structure, including a SPAC’s units, common stock, warrants, debt instruments, and other securities. It is likely that the SPACS in which the Fund invests will not pay any dividends and, accordingly, the Fund is unlikely to derive substantial income from its SPAC investments. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares. The Fund may redeem common shares of a SPAC in exchange for the Fund’s pro rata portion of the SPAC’s trust account. See “Risks—Investment-Related Risks—SPAC Risk.”

Late-Stage Growth Companies

The Fund’s investments in late-stage growth companies will be made through a private fund or funds that principally invest in equity securities, including common stock and convertible preferred stock, of private operating companies generally expected to be one to three years from a liquidity event such as an IPO, merger or sale, but also may invest throughout a private company’s capital structure, including debt securities and loans. Such fund or funds seek in part to capitalize on private operating companies that are valued at a discount relative to their publicly traded peers but have the potential to subsequently be valued at a premium during a liquidity event. However, there can be no assurance that such companies will complete an IPO or other liquidity event. Late-stage growth company investments involve greater risks than investments in shares of publicly traded companies, including the potential for significant decreases in the value of these investments. Investments in late-stage growth companies are generally considered to be illiquid until a company’s IPO (which may never occur) and are often subject to additional contractual restrictions on resale following a public offering. The Fund initially anticipates that it will invest in late-stage growth companies through a private fund or funds managed by an affiliate of the Subadviser. See “Risks—Investment-Related Risks—Private Companies Investments Risk.”

Global Innovation Allocation ( % - % of Managed Assets): This strategy seeks to capitalize on long-term growth opportunities identified in companies worldwide that the Subadviser believes are innovative or will benefit from innovation through direct or indirect investments in the equity securities of such companies, including securities of issuers in emerging markets. See “Risks—Non-U.S. Securities Risk” and “Risks—Emerging Market Securities Risk.” These investments may include common stock, preferred stock, depositary receipts, warrants and rights to purchase equity securities, pooled investment vehicles (such as ETFs) providing exposure to equity securities, and futures contracts on equity securities and equity indices. Under this strategy, the Fund may invest in issuers of any market capitalization. See “Risks—Investment-Related Risks—Small- and Mid-Cap Stock Risk.” The Fund may, but is not required to, enter into derivative transactions, including forward foreign currency exchange contracts to seek to hedge against currency risk and total return swaps.

The following provides a summary description of the investments in which the Fund anticipates it will primarily invest under the Global Innovation Allocation. See also “Portfolio Contents and Transactions” for additional information on these investments as well as other principal investments of the Fund.

Common Stock

Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. See “Risks—Investment-Related Risks—Common Stock Risk.”

Depositary Receipts

Depositary receipts, typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts (“EDRs”) are issued in Europe and used in bearer form in European markets.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may lack liquidity. See “Risks—Investment-Related Risks—Equity Securities Risk.”

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. See “Investment Policies and Techniques—Temporary Investments and Defensive Position” in the SAI.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio securities.

Unless otherwise specified, the investment objective, policies and portfolio limitations of the Fund are not considered to be fundamental and can be changed without a vote of the Common Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Investment Philosophy and Process	The Adviser will allocate the Fund’s assets between the Tactical Equity Opportunities Allocation and the Global Innovation Allocation (each, as described above). The amount allocated to each principal strategy may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and capital appreciation. See “Risks—Structural Risks—Multi-Manager Risk.”

Tactical Equity Opportunities Allocation.

Closed-End Funds:

The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate in part that a portion of the Fund’s Managed Assets allocated to this strategy will invest in closed-end funds to seek to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds by identifying pricing aberrations. The Adviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and algorithms to trade closed-end funds. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a closed-end fund and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser employs the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

•	Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and/or relative discounts.

•	The Adviser will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

•	The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

•	The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

•	The Adviser will assess activism opportunities by determining a closed-end fund’s susceptibility to dissident activity and analyzing the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objective, will not initiate an activist role with the Underlying Funds in which it invests.

In employing its trading strategies, the Adviser conducts an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

See “Investment Philosophy and Process—Tactical Equity Opportunities Allocation.”

SPACs:

The Adviser believes that the securities of SPACs currently represent an opportunity to obtain attractive risk-adjusted investment returns based upon a number of factors, including:

•	The number of SPAC IPOs, and the aggregate amount raised in such offerings, has increased and remained consistent over the past several years such that the Adviser believes that SPACs offer a range of desirable investment opportunities as an investible asset class on a more permanent basis.

•	Changes in the current generation of SPACs have made it easier for management teams to raise capital in IPOs and close acquisitions than in the past, providing an attractive potential return profile for the Fund. These changes include, among other things, raising the warrant exercise price to $11.50 to make them less dilutive, and allowing shareholders to vote in favor of an acquisition and still redeem shares.

•	Many private equity companies have recently become involved with SPACs, both merging portfolio companies into SPACs and sponsoring SPACs themselves, adding potential variety and resources to SPAC offerings.

In implementing the Fund’s investment strategy, the Adviser performs both a quantitative and qualitative analysis, including fundamental and technical analysis to assess the relative risk and reward potential, for each SPAC investment. In selecting SPACs investments, the Adviser will undertake extensive due diligence on a SPAC’s sponsor and management team to assess the likelihood that the SPAC will close an initial business combination. Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC and the expected liquidity of the SPAC’s securities. The Fund will purchase securities of SPACs in their initial public offerings and in the secondary market.

In selecting SPAC investments, the Adviser will also utilize trading strategies and programs to seek to derive value from buying and selling SPAC securities, including units, common shares and warrants. Under normal market conditions, the Fund intends to purchase SPAC securities in an IPO and opportunistically buy and sell SPAC securities on the secondary market prior to a SPAC’s initial business combination. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares.

Late-Stage Growth Companies:

The Adviser seeks to derive value by investing in late-stage growth companies that are valued at a discount relative to their publicly traded peers but have the potential to subsequently be valued at a premium during a liquidity event. In this regard, the Adviser believes this strategy provides an attractive complement to its closed-end fund and SPAC strategies (as described above).

The Adviser believes there are attractive investment opportunities in late-stage growth companies as these companies are increasingly seeking additional capital to fund their continued growth while being able to remain private to better position themselves for an IPO. Moreover, as these companies are in the later stages of their pre-IPO development, the Adviser believes it can seek companies that have had the opportunity to mature and demonstrate their potential—e.g., they have established business plans, proven products and/or existing clients—thereby reducing the uncertainty often associated with investments in less-developed private companies that are further away from a liquidity event. In addition, the Adviser believes that, by investing in late-stage growth companies, it can achieve a greater return on its investments than if it had waited to invest in such companies following their IPO.

The Adviser believes investing in late-stage growth companies through private funds will provide the Fund with increased access to such companies in which it might not otherwise be able to invest and potentially allow the Fund to benefit from efficiencies associated with investing in pooled investment vehicles as well as from the expertise of the experienced management teams of such private funds. The Adviser will conduct due diligence reviews of the private funds in which it seeks to invest, including an assessment of the due diligence conducted by the management teams of such funds in evaluating (among other things) the financial condition and prospects of the late-stage growth companies in which they seek to invest and the likelihood that such companies will conduct an IPO (or other liquid event) within the targeted timeframe (i.e., one to three years). In conducting such due diligence, the Adviser will seek to ensure that the private funds and their investment teams have implemented investment selection processes that meet the criteria and quality the Adviser would seek if it were to make a direct investment in late-stage growth companies. The Adviser initially anticipates its investments in late-stage growth companies will be made through a private fund or funds managed by an affiliate of the Subadviser.

Global Innovation Allocation.

The Subadviser believes investment opportunities can be found independent of economic cycles by focusing on drivers of innovation and beneficiaries of innovation and trend. In identifying such opportunities, the Subadviser seeks to capitalize on pricing inefficiencies that exist due to (i) the imbalance of short-term investor needs and longer-term needs of growing companies, (ii) market underestimation of a company’s differentiation and sustainability in its industry, (iii) market challenges in identifying structural changes within an industry, and (iv) the differing quality and capabilities of management teams.

The Subadviser considers a very broad universe of available stocks across the full spectrum of market capitalizations and geographic regions, typically focusing on innovative companies or those it believes are well-positioned to benefit from innovation or trend based upon its proprietary research. The Global Innovation Allocation’s investable universe will not be constrained with respect to regional and sector exposures.

The Subadviser seeks to identify areas of innovation and high potential for growth and, within such areas, to identify companies it believes are well-positioned to benefit from secular change or poised to disrupt the competitive dynamics of their industries. In evaluating a company’s potential for growth, the Subadviser focuses on the ability of the company’s products and services to provide a sustainable advantage and/or supplant the prevailing operating model in the marketplace. The Subadviser utilizes proprietary, fundamental research, including direct contact with company management, suppliers, and competitors. Each potential investment is evaluated and ranked on the Subadviser’s trend, innovation, barriers, and risk framework (TIBR), as summarized below:

•	Trend – the Subadviser seeks to identify the secular and structural growth driver(s) benefiting a particular company or industry and evaluates such trends in light of total market opportunity as well as their sustainability and duration.

•	Innovation – the Subadviser evaluates a company’s business model (including the novelty of such model), quality of management, process and/or intellectual property and ranks companies on their ability to “out-innovate” peers and create new products and solutions that can drive revenue growth across business cycles.

•	Barriers to entry – the Subadviser evaluates a company’s ability to sustain any competitive advantage in light of the barriers to entry in its line of business or industry, which may include an assessment of the company’s intellectual property, technical expertise, brand, and scale.

•	Risk – the Subadviser considers the risks that could offset a company’s potential for growth and success, including factors such as competition, quality of management, and potential regulatory and governmental issues.

The Subadviser ranks each company based on a fundamental and quantitative evaluation of the above factors as well as an evaluation of the attractiveness of the company’s long-term valuation.

Limited Term Fund Structure and Eligible Tender Offer	The Fund will terminate on or before (the “Termination Date”); provided, that if the Board of Directors believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to ), and (ii) once for up to an additional (i.e., up to ), in each case upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In determining whether to extend the Termination Date, the Board of Directors may consider, for example, the Fund’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Directors may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. The Board of Directors also may consider, based on input from the Adviser or Subadviser, the potential for SPACs and late-stage growth companies in which the Fund has invested to experience an initial business combination or liquidity event (as applicable) during the period of such extension(s), the occurrence of which would be expected to meaningfully benefit the Fund.

In anticipation of the Termination Date (such period of time, the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period (or in anticipation of an Eligible Tender Offer), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

In addition, within months preceding the Termination Date, the Board of Directors may cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer. The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $ of net assets to ensure the continued viability of the Fund (the “Termination Threshold”).

In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its shareholders. An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

If the number of properly tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In making such decision, the Board of Directors will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Directors in consultation with the Adviser and Subadviser, taking into account that the Adviser and Subadviser may have a potential conflict of interest in seeking to convert to a perpetual fund (or in seeking to extend the Termination Date). The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Certain Provisions of The Fund’s Charter and Bylaws and Of Maryland Law” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Use of Leverage	The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative transactions that have the effect of leverage. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to % of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or other financial institutions. The Fund does not anticipate that it will issue Preferred Shares within 12 months of the date of this Prospectus.

The provisions of the 1940 Act provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). The Fund’s use of derivatives and other transactions are not subject to such limitations if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Structural Risks—Leverage Risks.”

Dividends and Distributions	Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Fund expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 45 to 60 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the asset mix of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefits the Adviser and the Subadviser by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. See “Dividends and Distributions.”

Dividend Reinvestment Plan	The Fund has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares. The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax.

Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. All correspondence or questions concerning the Plan, including how a Common Shareholder may opt out of the Plan, should be directed to , ( ) - (the “Plan Administrator”). Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the Plan. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Listing of Common Shares	The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “ .”

Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks more fully set forth under “Risks” beginning on page (as well as the other information in this Prospectus and the SAI), which provides a discussion of the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund. Given the nature of the Fund’s investment strategies, these principal risks include risks associated with investments in equity securities, private companies, small- and mid-capitalization companies, other investment companies, SPACs and non-U.S. securities, including emerging market securities; risks associated with the use of leverage, including risks associated with derivative transactions having the effect of leverage; and risks associated with the Eligible Tender Offer and Limited Term structure of the Fund.

Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian	is the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. will act as the Fund’s custodian. will act as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. In addition, will provide certain other administrative services to the Fund. See “Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian.”

SUMMARY OF FUND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net asset attributable to the Fund’s Common Shares, which could adversely impact the investment performance of the Fund. Accordingly, the Fund’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $ . The following table assumes the use of leverage in an amount equal to % of the Fund’s Managed Assets (or approximately % of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	None
Offering Expenses Borne by Common Shareholders of the Fund(1)(2)	None
Dividend Reinvestment Plan Fees(3)	None

As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to % of the Fund’s Managed Assets)
Annual Expenses
Management fee(4)%
Shareholder servicing fee(4)%
Leverage costs(5)%
Acquired fund fees and expenses(6)%
Total annual expenses(7)%

Example(9)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of % of net assets attributable to Common Shares, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

________________

(1)	The Adviser and Subadviser, and not the Fund, have agreed to pay from their own assets underwriting (a) compensation of up to $ per Common Share to the underwriters in connection with this offering and separately (b) structuring fee to each of and , in the amounts of $ ,$ , $ and $ , respectively, and a sales incentive fee to and in the amounts of $ , $ , $ and $ , respectively. Furthermore, the Adviser and Subadviser, and not the Fund, have agreed to pay an amount equal to % of the total price to the public of the Common Shares sold in this offering (including Common Shares offered pursuant to the underwriters’ overallotment option), as well as up to $ as expense reimbursement, for certain distribution and marketing services. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters.”

(2)	The Adviser and Subadviser, and not the Fund, have agreed to pay from their own assets all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser or Subadviser.

(3)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)	The management fee and a portion of the shareholder servicing fee are charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage. The management fee of % of the Fund’s Managed Assets represents % of net assets attributable to Common Shares assuming the use of leverage in an amount of % of the Fund’s Managed Assets. See “Management of the Fund—Investment Advisory and Subadvisory Agreements.”

(5)	Assumes the use of leverage from bank borrowings representing % of Managed Assets at an average annual rate of %, which is based on market conditions anticipated for the period. The actual amount of leverage expenses borne by the Fund will vary over time in accordance with the level of the Fund’s bank borrowings and variations in market interest rates. See “Use of Leverage.”

(6)	The “Acquired fund fees and expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. The “Acquired fund fees and expenses” disclosed above also reflect the expenses of the private funds in which the Fund anticipates investing, which charge incentive fees based on their performance. “Acquired fund fees and expenses” are not charged directly to the Fund, but rather reflect the estimated pro rata portion of the Underlying Funds’ fees attributable to the Fund’s investments in shares of the Underlying Funds. The % shown as “Acquired fund fees and expenses” reflects estimated operating expenses of the Underlying Funds and private funds and transaction-related fees. Deducting the “Acquired fund fees and expenses” from the Annual Expenses table (because these expenses are not paid by the Fund directly) results in Fund Total annual expenses (levered) of % and Fund Total annual expenses (unlevered) of %. Certain Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00% and the private funds in which the Fund may invest generally charge an incentive fee of up to 20% on income and/or capital gains. Acquired fund fees and expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights, when available.

(7)	The table above assumes the use of leverage in an amount equal to % of the Fund’s Managed Assets (or % of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares, as only Common Shareholders of the Fund will bear all of the expenses reflected in the table. The table presented below in this footnote 7 estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Annual expenses (as a percentage of net assets attributable to Common Shares)	As a Percentage of Net Assets Attributable to Common Shares (Assuming No Leverage)
Management fees	%
Shareholder servicing fee	%
Acquired fund fees and expenses	%
Total annual expenses	%

(8)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share net asset values. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

RiverNorth Global Innovation Opportunities Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund was organized as a Maryland corporation on . The Fund will have an approximate -year limited term unless otherwise determined by the Fund’s Board of Directors (the “Board of Directors”). Because the Fund is newly organized, shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. The Fund’s principal office is located at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and its telephone number is (312) 832-1440. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “ .”

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $ ($ if the underwriters exercise the overallotment option in full). The Adviser (as defined below) and Subadviser (as defined below), and not the Fund, have agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, and the Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser or Subadviser. The Adviser and Subadviser anticipate that the investment of the net proceeds will be made in accordance with the Fund’s investment objective and policies, as appropriate investment opportunities are identified, within approximately months after completion of this offering. Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objective, Strategies and Policies.”

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The Fund’s investment objective is total return consisting of capital appreciation and current income. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund will seek to achieve its investment objective by allocating its Managed Assets between the two principal investment strategies described below. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Risks—Structural Risks—Asset Allocation Risk.” Under normal market conditions, the Fund may allocate between % and % of its Managed Assets to the Tactical Equity Opportunities Allocation and between % and % of its Managed Assets to the Global Innovation Allocation (each, as described below). The Adviser expects to initially allocate approximately % of the Fund’s Managed Assets to the Tactical Equity Opportunities Allocation and approximately % of the Fund’s Managed Assets to the Global Innovation Allocation. See “Investment Philosophy and Process.”

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Tactical Equity Opportunities Allocation ( %- % of Managed Assets). This strategy will seek to (i) generate returns through investments in closed-end funds, including business development companies, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) that invest primarily in equity securities of U.S. and non-U.S. issuers, and seek to derive value from the discount and premium spreads associated with closed-end funds, (ii) generate risk-adjusted returns through investments in special purpose acquisition companies (“SPACs”), and (iii) achieve capital appreciation through investments in private funds, which are initially anticipated to be primarily invested in the equity securities of private operating companies considered to be in the mid- to late-stages of growth or development in terms of their ability to conduct an initial public offering or other liquidity event (“late-stage growth companies”). The Fund initially anticipates it will invest in late-stage growth companies through an investment in a private fund or funds managed by an affiliate of the Subadviser. The Fund will limit its investments in each such private fund to no more than % of the outstanding voting securities of such fund. See “Portfolio Contents and Transactions” for a discussion of the principal investments under this strategy.

The Fund has adopted the following investment policies under the Tactical Equity Opportunities Allocation:

•	Under normal market conditions, the Fund may invest up to % of the Managed Assets allocated to this strategy in Underlying Funds. All Underlying Funds will be registered under the Securities Act of 1933, as amended (the “Securities Act”). Under normal market conditions, the Fund will limit its investments in closed-end funds that have been in operation for less than one year to no more than __% of the Fund’s Managed Assets allocated to the Tactical Equity Opportunities Allocation. The Fund will not invest in inverse ETFs or leveraged ETFs. The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

•	Under normal market conditions, the Fund may invest up to % of the Managed Assets allocated to this strategy in SPACs.

•	Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in private funds. The Adviser initially anticipates its private fund investments will focus on late-stage growth companies but they may also be made to seek to achieve the other investment strategies of the Fund described herein.

Global Innovation Allocation ( % - % of Managed Assets): This strategy seeks to capitalize on long-term growth opportunities identified in companies worldwide that the Subadviser believes are innovative or will benefit from innovation through direct or indirect investments in the equity securities of such companies, including securities of issuers in emerging markets. See “Risks—Non-U.S. Securities Risk” and “Risks—Emerging Market Securities Risk.” These investments may include common stock, preferred stock, depositary receipts, warrants and rights to purchase equity securities, pooled investment vehicles (such as ETFs) providing exposure to equity securities, and futures contracts on equity securities and equity indices. Under this strategy, the Fund may invest in issuers of any market capitalization. See “Risks—Investment-Related Risks—Small- and Mid-Cap Stock Risk.” The Fund may, but is not required to, enter into derivative transactions, including forward foreign currency exchange contracts to seek to hedge against currency risk and total return swaps.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. See “Investment Policies and Techniques—Temporary Investments and Defensive Position” in the SAI.

See “Portfolio Contents and Transactions” for a discussion of the Fund’s principal investments.

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. The Fund’s primary investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

INVESTMENT PHILOSOPHY AND PROCESS

The Adviser will allocate the Fund’s assets between the Tactical Equity Opportunities Allocation and the Global Innovation Allocation (as described above). The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and capital appreciation. See “Risks—Structural Risks—Multi-Manager Risk.”

Tactical Equity Opportunities Allocation.

Closed-End Funds:

The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate in part that a portion of the Fund’s Managed Assets allocated to this strategy will invest in closed-end funds to seek to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds by identifying pricing aberrations. The Adviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and algorithms to trade closed-end funds. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a closed-end fund and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser employs the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

•	Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and/or relative discounts.

•	The Adviser will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

•	The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

•	The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

•	The Adviser will assess activism opportunities by determining a closed-end fund’s susceptibility to dissident activity and analyzing the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objectives, will not initiate an activist role with the Underlying Funds in which it invests.

In employing its trading strategies, the Adviser conducts an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

SPACs:

The Adviser believes that the securities of SPACs currently represent an opportunity to obtain attractive risk-adjusted investment returns based upon a number of factors, including:

•	The number of SPAC IPOs, and the aggregate amount raised in such offerings, has increased and remained consistent over the past several years such that the Adviser believes that SPACs offer a range of desirable investment opportunities as an investible asset class on a more permanent basis.

•	Changes in the current generation of SPACs have made it easier for management teams to raise capital in IPOs and close acquisitions than in the past, providing an attractive potential return profile for the Fund. These changes include, among other things, raising the warrant exercise price to $11.50 to make them less dilutive, and allowing shareholders to vote in favor of an acquisition and still redeem shares.

•	Many private equity companies have recently become involved with SPACs, both merging portfolio companies into SPACs and sponsoring SPACs themselves, adding potential variety and resources to SPAC offerings.

In implementing the Fund’s investment strategy, the Adviser performs both a quantitative and qualitative analysis, including fundamental and technical analysis to assess the relative risk and reward potential, for each SPAC investment. In selecting SPACs investments, the Adviser will undertake extensive due diligence on a SPAC’s sponsor and management team to assess the likelihood that the SPAC will close an initial business combination. Among other things, the Adviser will evaluate the management team’s strategy, experience, deal flow, and demonstrated track record in building enterprise value. The Adviser will also evaluate the terms of each SPAC offering, including the aggregate amount of the offering, the offering price of the securities, the equity yield to termination, the option value of warrants, the sponsor’s interest in the SPAC and the expected liquidity of the SPAC’s securities. The Fund will purchase securities of SPACs in their initial public offerings and in the secondary market.

In selecting SPAC investments, the Adviser will also utilize trading strategies and programs to seek to derive value from buying and selling SPAC securities, including units, common shares and warrants. Under normal market conditions, the Fund intends to purchase SPAC securities in an IPO and opportunistically buy and sell SPAC securities on the secondary market prior to a SPAC’s initial business combination. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares.

Late-Stage Growth Companies:

The Adviser seeks to derive value by investing in late-stage growth companies that are valued at a discount relative to their publicly traded peers but have the potential to subsequently be valued at a premium during a liquidity event. In this regard, the Adviser believes this strategy provides an attractive complement to its closed-end fund and SPAC strategies (as described above).

The Adviser believes there are attractive investment opportunities in late-stage growth companies as these companies are increasingly seeking additional capital to fund their continued growth while being able to remain private to better position themselves for an IPO. Moreover, as these companies are in the later stages of their pre-IPO development, the Adviser believes it can seek companies that have had the opportunity to mature and demonstrate their potential—e.g., they have established business plans, proven products and/or existing clients—thereby reducing the uncertainty often associated with investments in less-developed private companies that are further away from a liquidity event. In addition, the Adviser believes that, by investing in late-stage growth companies, it can achieve a greater return on its investments than if it had waited to invest in such companies following their IPO.

The Adviser believes investing in late-stage growth companies through private funds will provide the Fund with increased access to such companies in which it might not otherwise be able to invest and potentially allow the Fund to benefit from efficiencies associated with investing in pooled investment vehicles as well as from the expertise of the experienced management teams of such private funds. The Adviser will conduct due diligence reviews of the private funds in which it seeks to invest, including an assessment of the due diligence conducted by the management teams of such funds in evaluating (among other things) the financial condition and prospects of the late-stage growth companies in which they seek to invest and the likelihood that such companies will conduct an IPO (or other liquid event) within the targeted timeframe (i.e., one to three years). In conducting such due diligence, the Adviser will seek to ensure that the private funds and their investment teams have implemented investment selection processes that meet the criteria and quality the Adviser would seek if it were to make a direct investment in late-stage growth companies. The Adviser initially anticipates its investments in late-stage growth companies will be made through a private fund or funds managed by an affiliate of the Subadviser.

Global Innovation Allocation. The Subadviser believes investment opportunities can be found independent of economic cycles by focusing on drivers of innovation and beneficiaries of innovation and trend. In identifying such opportunities, the Subadviser seeks to capitalize on pricing inefficiencies that exist due to (i) the imbalance of short-term investor needs and longer-term needs of growing companies, (ii) market underestimation of a company’s differentiation and sustainability in its industry, (iii) market challenges in identifying structural changes within an industry, and (iv) the differing quality and capabilities of management teams.

The Subadviser considers a very broad universe of available stocks across the full spectrum of market capitalizations and geographic regions, typically focusing on innovative companies or those it believes are well-positioned to benefit from innovation or trend based upon its proprietary research. The Global Innovation Allocation’s investable universe will not be constrained with respect to regional and sector exposures.

The Subadviser seeks to identify areas of innovation and high potential for growth and, within such areas, to identify companies it believes are well-positioned to benefit from secular change or poised to disrupt the competitive dynamics of their industries. In evaluating a company’s potential for growth, the Subadviser focuses on the ability of the company’s products and services to provide a sustainable advantage and/or supplant the prevailing operating model in the marketplace. The Subadviser utilizes proprietary, fundamental research, including direct contact with company management, suppliers, and competitors. Each potential investment is evaluated and ranked on the Subadviser’s trend, innovation, barriers, and risk framework (TIBR), as summarized below:

•	Trend – the Subadviser seeks to identify the secular and structural growth driver(s) benefiting a particular company or industry and evaluates such trends in light of total market opportunity as well as their sustainability and duration.

•	Innovation – the Subadviser evaluates a company’s business model (including the novelty of such model), quality of management, process and/or intellectual property and ranks companies on their ability to “out-innovate” peers and create new products and solutions that can drive revenue growth across business cycles.

•	Barriers to entry – the Subadviser evaluates a company’s ability to sustain any competitive advantage in light of the barriers to entry in its line of business or industry, which may include an assessment of the company’s intellectual property, technical expertise, brand, and scale.

•	Risk – the Subadviser considers the risks that could offset a company’s potential for growth and success, including factors such as competition, quality of management, and potential regulatory and governmental issues.

The Subadviser ranks each company based on a fundamental and quantitative evaluation of the above factors as well as an evaluation of the attractiveness of the company’s long-term valuation.

PORTFOLIO CONTENTS AND TRANSACTIONS

The following provides important information on the principal investments and transactions of the Fund. See “Risks—Investment-Related Risks” below for the risks associated with these investments and transactions. Additional information on the Fund’s investments and transactions and their associated risks, including with respect to the non-principal investments and transactions of the Fund, is contained in the SAI.

Closed-End Funds and BDCs

Closed-End Funds. Closed-end funds (like the Fund) are investment companies regulated under the 1940 Act that have the ability to invest in a wide range of asset classes and instruments and employ a variety of investment strategies and techniques. The closed-end funds in which the Fund may invest will primarily focus their investments on equity securities but will not be subject to the Fund’s investment policies and restrictions and their investments and strategies, and the risks associated with such investments and strategies, may include those that are not described in this Prospectus. Such closed-end funds may invest, for example, in securities that are rated below investment grade by a nationally recognized statistical rating organization, which securities are commonly referred to as “junk” and “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s performance will depend in part on the investments and strategies of the closed-end funds in which it invests and the Fund’s shareholders will indirectly bear the expenses, including the management fees, of such closed-end funds (and other Underlying Funds).

The Fund may invest in shares of closed-end funds offered in initial or secondary offerings or through purchasing shares in the secondary market. An initial public offering of closed-end fund shares is typically distributed by a group of underwriters who retain a spread or underwriting commission based on the initial public offering price. Such shares are then typically listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on its secondary purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue, and the Fund may purchase, senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund (including closed-end funds) in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted by SEC order or other applicable law or regulatory guidance. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges.

Business Development Companies. BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. Oftentimes, the financing a BDC provides includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, may offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund may invest in both equity and debt securities of BDCs, and is not limited with respect to the specific types of BDCs in which it may invest. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund. See “Summary of Fund Expenses.”

Special Purpose Acquisition Companies

General. A SPAC is a special purpose company whose business plan is to raise capital in an initial public offering (“IPO”) and, within a specific period of time, engage in a merger or acquisition with one or more unidentified companies. SPACs are formed by sponsors who believe their experience, reputations and/or contacts will allow them to identify and complete a business combination transaction with one or more target businesses that will ultimately be a successful public company. Some SPACs focus on acquiring a target in a particular industry while others may pursue a business combination transaction in any business, industry or geographic location, including outside of the United States. The Fund may invest in a broad range of industries and sectors when investing in SPACs and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States. When a SPAC is focused on a particular industry, its sponsor’s management team typically has significant experience in that industry. In connection with forming the SPAC, the SPAC’s sponsors acquire “founders” shares, generally for nominal consideration, that will result in the sponsors owning a specified percentage (typically 20%) of the SPAC’s outstanding common stock upon completion of the IPO.

In a SPAC’s IPO, the SPAC typically offers units comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. A SPAC may incur debt if additional capital is needed to finance a business combination transaction or to fund ongoing expenses. The Fund may invest in all parts of a SPAC’s capital structure, including a SPAC’s units, common stock, warrants, debt instruments, and other securities. It is likely that the SPACS in which the Fund invests will not pay any dividends and, accordingly, the Fund is unlikely to derive substantial income from its SPAC investments. The Fund does not intend to hold common shares after a SPAC’s initial business combination has been completed other than common shares obtained temporarily through the conversion of a SPAC’s warrants into common shares. The Fund may redeem common shares of a SPAC in exchange for the Fund’s pro rata portion of the SPAC’s trust account.

The gross offering proceeds of a SPAC’s IPO are held in a trust account until an acquisition is consummated. A SPAC typically must complete an acquisition within 18 to 24 months from the closing of its IPO, and must use at least 80% of its net assets for any such acquisition. If the SPAC fails to do so, then it must dissolve. When a SPAC dissolves, it returns to investors their pro rata share of the assets in the trust account.

If a SPAC’s managers identify an appropriate acquisition target, they must obtain shareholder approval for the acquisition or make a tender offer. Shareholders are given the opportunity to redeem all or a portion of their shares either in connection with a shareholder meeting called to approve the business combination or by means of a tender.

SPAC IPO. A SPAC offers its units in an IPO using a registration statement in a manner similar to IPOs by other companies. However, because the SPAC has no operating business to disclose or discuss in the registration statement, the SPAC focuses its disclosures on its structure and business combination strategy. Moreover, since the primary asset of a SPAC before the IPO is its management team, the registration statement will focus on disclosure of its management’s background and experience.

In a SPAC IPO, units are offered to investors typically at a price of $8 or $10 per unit and are generally comprised of a share of common stock and a warrant to purchase a share or less of common stock that is exercisable, with a strike price higher than the offering price of the unit, if the SPAC completes a business combination transaction. Generally, the units offered in a SPAC’s IPO are listed on a national securities exchange and the common stock and warrants comprising the units are listed and trade separately shortly after the IPO. The common shares of a SPAC often trade at a discount to the cash held in the trust account. The warrants typically will expire worthless if the SPAC is unable to complete a successful acquisition and is dissolved.

In order for the SPAC to be able to pay expenses associated with the IPO and other expenses incurred prior to a business combination, the SPAC’s sponsors typically purchase warrants from the SPAC in a private placement that closes concurrently with the closing of the IPO. These warrants are often substantially the same to the warrants given public shareholders. If the SPAC does not offer units to the SPAC sponsors, then the sponsors typically purchase shares of common stock at the IPO price in order to allow the SPAC to pay these expenses and, in such case, to “overfund” the trust account.

The Trust Account. The gross proceeds of the IPO raised from public shareholders are placed into a trust account administered by a third-party trustee. The proceeds are typically invested only in U.S. government treasury obligations and money market funds. The IPO proceeds are not permitted to be released from the trust account until the closing of the business combination or the redemption of public shares if the SPAC is unable to complete a business combination within the specified timeframe. At the closing of a business combination, public shareholders may redeem their shares for a pro rata portion of the amount held in the trust account, with the balance of the trust account released to the company to be used in the business combination transaction or thereafter for working capital purposes. If the SPAC fails to complete a business combination in the required timeframe, all public shares are redeemed for a pro rata portion of the cash held in the trust account.

Time to Complete a Business Combination. A SPAC begins to search for a potential business combination target after the SPAC’s IPO. If the SPAC is unable to complete a business combination within the specified timeframe, often between 18 to 24 months from the closing of the IPO, the SPAC must return all money in the trust account to its public shareholders, and the founder shares and warrants will expire worthless. Generally, SPAC sponsors do not receive a pro rata distribution from the trust account if an acquisition is not completed, unless they have purchased shares of the SPAC’s common stock in the IPO. In addition, the sponsors typically are prohibited from selling their initial shares in the secondary market prior to completion of the acquisition. These mechanisms, along with their equity stake in the SPAC, serve to help to align management and investors’ interest in completing an acquisition. The initial business combination must occur with one or more target businesses that together have an aggregate fair market value of a certain percentage (typically at least 80%) of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest income earned on the trust account) at the time of the definitive transaction agreement. If the SPAC needs additional capital to complete a business combination, the SPAC may incur debt or sell additional equity, which would dilute the interest of a SPAC’s existing shareholders.

Shareholder Approval and Redemptions. After signing a definitive agreement for the initial business combination, the SPAC must either (i) seek shareholder approval of the initial business combination at a meeting called for such purpose, in connection with which shareholder may redeem their shares or (ii) provide shareholders with the opportunity to sell their shares to the SPAC by means of a tender offer. Whether through redemption in connection with a meeting of the shareholders or a tender offer, the price paid for the shares is an amount in cash equal to the holder’s pro rata share of the aggregate amount then on deposit in the trust account, including interest but less taxes payable and amounts permitted to be withdrawn for working capital purposes. Many SPACs restrict holders (together with others they are acting in concert with) from redeeming more than a certain percentage, generally 10% to 15%, of the outstanding public shares in order to discourage holders from accumulating large blocks of shares.

If the SPAC submits the combination to a shareholder vote, it will typically prepare and file a proxy statement with the SEC to be mailed to shareholders. The proxy is also used to offer the shareholders their redemption rights pursuant to the SPAC’s charter documents. Approval of the transaction typically requires a majority of the shares to vote in favor of the business combination. The management team typically agrees at the IPO to vote its founder shares and any public shares acquired by it during or after the IPO in favor of the proposed business combination. If the business combination contemplates a tender offer in lieu of a proxy/redemption, the SPAC will prepare a tender offer.

Once the SPAC completes a business combination, it becomes an ordinary public operating company, albeit with certain rules applying to it due its former status as a shell company.

Failure to Complete a Business Combination. Pursuant to its formation documents, if a SPAC is unable to complete the initial business combination within the specified time period, the SPAC will (i) cease all operations except for the purpose of winding up, (ii) redeem the then-outstanding public common shares for cash at a per-share price equal to the aggregate amount then on deposit in the trust account, including any earned interest, divided by the number of then-outstanding public shares, and (iii) as promptly as reasonably possible following such redemption, dissolve and liquidate, subject in each case to the SPAC’s obligations under applicable law, including to provide for claims of creditors. A SPAC may also seek to extend the initial time period to complete a business combination, so long as it concurrently offers shareholders the redemption rights they would have upon liquidation.

Late-Stage Growth Companies

The Fund’s investments in late-stage growth companies will be made through a private fund or funds that principally invest in equity securities, including common stock and convertible preferred stock, of private operating companies generally expected to be one to three years from a liquidity event such as an IPO, merger or sale, but also may invest throughout a private company’s capital structure, including debt securities and loans. Such fund or funds seek in part to capitalize on private operating companies that are valued at a discount relative to their publicly traded peers but have the potential to subsequently be valued at a premium during a liquidity event. However, there can be no assurance that such companies will complete an IPO or other liquidity event. Investments in late-stage growth companies involve greater risks than investments in shares of publicly traded companies, including the potential for significant decreases in the value of these investments. Investments in late-stage growth companies are generally considered to be illiquid until a company’s IPO (which may never occur) and are often subject to additional contractual restrictions on resale following a public offering. The Fund initially anticipates that it will invest in late-stage growth companies through a private fund or funds managed by an affiliate of the Subadviser.

Equity Securities

The Fund invests in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund will ordinarily have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or industry sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily seek to provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an affect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depositary Receipts. Depositary receipts, typically issued by a bank or trust company, represent the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company. American Depositary Receipts (“ADRs”) are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. Global Depositary Receipts (“GDRs”) may be issued by institutions located anywhere in the world and traded in any securities market. European Depositary Receipts (“EDRs”) are issued in Europe and used in bearer form in European markets.

Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may lack liquidity.

USE OF LEVERAGE

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to % of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or other similar term loans. The Fund does not anticipate that it will issue Preferred Shares within 12 months of the date of this Prospectus.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. See “Risks—Structural Risks—Leverage Risk.”

The Fund may enter into derivatives or other transactions that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the above noted limitations under the 1940 Act if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. These transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated. See “Risks—Investment-Related Risks—Derivatives Risks.”

Effects of Leverage. Assuming the use of leverage in the amount of % of the Fund’s Managed Assets and an annual interest rate on leverage of % payable on such leverage based on estimated market interest rates as of the date anticipated for the initial use of leverage, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is %. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately % of the Fund’s Managed Assets after such issuance and the Fund’s currently projected annual interest rate of %. See “Risks—Structural Risks—Leverage Risks.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	- %	- %	- %	%	%

Total return is composed of two elements—the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other. Also, because the leverage costs will be borne by the Fund at a specified interest rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

RISKS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. This section discusses the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund. Investors should consider the following risk factors and special considerations as well as the other information in this Prospectus prior to investing in the Fund’s Common Shares.

Investment-Related Risks:

The following risks apply to the direct investments the Fund may make, and could also apply to the Underlying Funds in which the Fund invests. That said, each risk described below may not apply to each Underlying Fund or there may be risks not described herein to which the Underlying Funds could be subject.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the Underlying Funds owned by the Fund. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks

The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results. Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect. In addition, the Adviser and Subadviser will have limited information as to the portfolio holdings of the Underlying Funds at any given time. This may result in the Adviser and Subadviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize its investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected.

In addition, the Fund depends on the diligence, skill and business contacts of the investment professionals of the Adviser and the Subadviser to achieve the Fund’s investment objectives. In particular, the Adviser and Subadviser are dependent upon the expertise of their respective portfolio management teams to implement the Fund’s strategies. If the Adviser or the Subadviser were to lose the services of one or more key individuals, including members of their portfolio management teams, each may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives and could have an adverse effect on an investment in the Fund.

The Fund is the closed-end fund to be managed by the Adviser and the closed-end fund to be managed by the Subadviser. The Adviser and the Subadviser each manage several registered open-end funds, and the portfolio managers have previous experience managing closed-end funds. As with any managed fund, the Adviser and Subadviser may not be successful in selecting the best performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

Securities Risks

The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the fund’s portfolio.

Underlying Fund Risks

The Fund will incur higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry or state, the Fund would be vulnerable to factors affecting that industry or state and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

As the Fund will invest at least a portion of its Managed Assets in closed-end funds, ETFs and other investment companies, the Fund’s performance will depend to a greater extent on the overall performance of investment companies generally, in addition to the performance of the specific Underlying Funds (and other assets) in which the Fund invests. The use of leverage by Underlying Funds magnifies gains and losses on amounts invested and increases the risks associated with investing in Underlying Funds. Further, the Underlying Funds are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public. The Fund cannot dictate how the Underlying Funds invest their assets. The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus, and there is risk that the Underlying Funds may not be in compliance with their investment policies and strategies, which, in turn, could result in the Fund’s non-compliance with its own investment policies. Because the Fund expects that most of the Underlying Funds will publish their portfolio holdings only at intervals, and then only after some delay, the Fund will generally not know for certain the current holdings of the Underlying Funds.

Common Shareholders will bear two layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses. If those Underlying Funds use leverage, that will likely increase the amount of fees that the Fund, as an investor in the Underlying Funds, will pay. See “Summary of Fund Expenses” for a further description of such fees and their impact on the expenses of the Fund. In addition, subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock and preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including a third layer of fees and expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged by the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses). The Fund’s investment in an Underlying Fund also may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes but may be characterized as a dividend if the Fund has earnings from other sources. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

As may be the case with the Fund, the shares of many closed-end funds in which the Fund may invest frequently trade after their initial public offering at a price per share that is less than the NAV per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but in a down market may increase the size and speed of losses. Thus, leveraged funds may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Since the Fund may use leverage to invest in other funds that are leveraged, the effect of gains and losses in the other funds may be compounded. In addition, the Fund may invest in such senior securities issued by closed-end funds, including auction rate municipal securities and auction rate preferred securities. In recent market environments, auctions have failed, which adversely affects the liquidity and price of auction rate securities, and are unlikely to resume. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Auction rate securities may be called by the issuer. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act.

ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, which could cause investors to pay significantly more or less for ETF shares than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. While the creation/redemption feature is designed to make it likely that ETF shares normally will trade close to their NAVs, market prices are not expected to correlate exactly to the shares’ NAVs due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for an ETF’s shares (including through a trading halt) may result in market prices that differ significantly from an ETF’s NAV or to the intraday value of the ETF’s holdings. An active trading market for shares of an ETF may not develop or be maintained. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. Additionally, the underlying securities of an ETF may be traded outside of a collateralized settlement system, such as the National Securities Clearing Corporation, a clearing agency that is registered with the SEC. There are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, in stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for such ETF’s underlying portfolio holdings, which may cause the shares of the ETF to trade at a wider than normal discount or premium. Furthermore, purchases and redemptions of creation units primarily in cash rather than in-kind may cause an ETF to incur certain costs, such as brokerage costs, taxable gains or other losses that it may not have incurred with an in-kind purchase or redemption. These costs may be borne by the ETF and decrease the ETF’s NAV to the extent they are not offset by a transaction fee payable by an authorized participant.

Index-based ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transaction costs and other expenses of the ETFs. The Fund may also invest in actively managed ETFs that are subject to management risk as the ETF’s investment adviser will apply certain investment techniques and risk analyses in making investment decisions. There can be no guarantee that these will produce the desired results.

The Fund’s investment in Underlying Funds may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund shareholders are solicited to vote, the Adviser may be required to vote Underlying Fund shares in the same proportion as shares held by other shareholders of the Underlying Fund. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund may be permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

SPAC Risk

The Fund’s investments in SPACs are subject to the risks summarized below:

Anti-takeover Provisions. Provisions in a SPAC’s organizational documents and the law of the jurisdiction in which the SPAC was organized may inhibit a takeover of the SPAC, which could limit the price investors might be willing to pay in the future for the SPAC’s common stock or discourage unsolicited takeover proposals that stockholders may consider to be in their best interests, as well as make it more difficult to remove management. Such organizational document provisions may, for example, implement a staggered board of directors and allow the board of directors to designate the terms of and issue new series of preferred shares. In addition, the laws of the SPAC’s jurisdiction could delay or prevent a change of control.

Illiquidity Risk. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. In addition, if a SPAC seeks stockholder approval of its initial business combination and it does not conduct redemptions pursuant to the tender offer rules, the SPAC’s organizational documents may provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption with respect to more than a certain aggregate amount of the shares sold (the “Excess Shares”) in the SPAC’s initial public offering (typically 15-20%) without prior consent. A stockholder would not be restricted in its ability to vote all of its shares (including Excess Shares) for or against the SPAC’s initial business combination but, nonetheless, the Fund’s inability to redeem Excess Shares could reduce its influence over the SPAC. Under the foregoing circumstances, the Fund would be forced to continue to hold such Excess Shares and could only dispose of them in open market transactions, potentially at a loss.

A securities exchange may delist a SPAC’s securities, which could also limit the ability of investors to make transactions in such securities and subject it to additional trading restrictions. Typically, a SPAC’s units are listed on a national securities exchange promptly after its initial public offering, and its common stock and warrants are listed on or promptly after their date of separation. There can be no assurance that a SPAC’s securities will be, or will continue to be, listed on a national securities exchange in the future or prior to a SPAC’s initial business combination. In order to continue listing its securities on a securities exchange prior to its initial business combination, a SPAC must maintain certain financial, distribution and stock price levels. Additionally, in connection with its initial business combination, a SPAC may be required to demonstrate compliance with its securities exchange’s initial listing requirements, which generally are more rigorous than continued listing requirements, in order to continue to maintain the listing of the SPAC’s securities on such securities exchange.

If a securities exchange delists any of a SPAC’s securities from trading on its exchange and the SPAC is not able to list such securities on another national securities exchange, such securities could be quoted on an over-the-counter market. If this were to occur, a SPAC could face significant material adverse consequences, including:

•	a limited availability of market quotations for its securities;

•	reduced liquidity for its securities;

•	a determination that its common stock is a “penny stock” which will require brokers trading in its common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for a SPAC’s securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Limited Access to Trust Accounts. The Fund will not have any rights or interests in funds from a SPAC’s trust account, except under certain limited circumstances. A SPAC’s public stockholders will generally be entitled to receive funds from the SPAC’s trust account only upon the earlier to occur of: (1) the completion of its initial business combination, and then only in connection with those shares of common stock that such stockholder properly elected to redeem; (2) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the SPAC’s organizational documents to modify the substance or timing of its obligation to redeem its public shares if it does not complete its initial business combination within a specified time following the closing of its initial public offering; and (3) the redemption of all of the SPAC’s public shares if it is unable to complete its initial business combination within a specified time following the closing of its initial public offering, subject to applicable law. Generally, in no other circumstances will a public stockholder have any right or interest of any kind in a SPAC’s trust account, and holders of warrants will not have any right to the proceeds held in a SPAC’s trust account with respect to the warrants. To liquidate its investment, therefore, the Fund may be forced to sell its public shares or warrants, potentially at a loss.

Limited Investment Opportunities Risk. The Fund may have a limited pool of issuers from which to select its SPAC investments and the limited number of SPACs with publicly traded securities in existence at any given time also may limit the Fund’s ability to diversify its SPAC investments. Furthermore, when the Fund sells or redeems its SPAC securities, there can be no assurance that there will be additional SPAC securities in which to invest.

Litigation Risk. A SPAC’s placing of funds in a trust account may not protect those funds from third-party claims against the SPAC. If third parties bring claims against a SPAC, the proceeds held in the SPAC’s trust account could be reduced and the per share redemption amount received by stockholders may be less than the initial public offering price per share. Although a SPAC may seek to have all vendors, service providers (other than its independent registered public accounting firm), prospective target businesses or other entities with which it does business execute agreements with it waive any right, title, interest or claim of any kind in or to any monies held in the SPAC’s trust account for the benefit of its public stockholders, such parties may not execute such agreements or, even if they execute such agreements, they may not be prevented from bringing claims against the SPAC’s trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against a SPAC’s assets, including the funds held in the SPAC’s trust account.

Management Team Risk. Past performance by a SPAC’s management team, if any, may not be indicative of future performance of an investment in a SPAC. The past experience and performance of a SPAC’s management team, if any, does not a guarantee that the SPAC will be able to successfully identify a suitable candidate for its initial business combination or that a business combination will be successfully consummated.

New Company Risk. A SPAC, sometimes referred to as a blank-check company, is a newly-formed company with no operating history and no revenues, and there is no basis on which to evaluate its ability to achieve its business objective. SPACs have no ongoing business other than to seek a potential business combination. A SPAC may have no plans, arrangements or understandings with any prospective target business concerning a business combination and may be unable to complete its initial business combination. If a SPAC fails to complete its initial business combination, it will not be able to generate any operating revenues. Separately, if a SPAC never announces its intention to consummate an initial business acquisition, the ability of the Fund to opportunistically trade SPAC securities in the secondary market will be limited.

Redemption Rights Risk. The ability of a SPAC’s public stockholders to exercise redemption rights with respect to a large number of a SPAC’s shares may not allow the SPAC to complete the most desirable business combination or optimize its capital structure and could increase the probability that its initial business combination will be unsuccessful and, therefore, the Fund would have to wait for liquidation in order to redeem its stock or sell its stock in the open market, in either case potentially at a loss and later than the Fund might have otherwise anticipated being able to access its pro rata share of the funds in the trust account.

At the time a SPAC enters into an agreement for its initial business combination, it will not know how many stockholders may exercise their redemption rights and, therefore, the SPAC will need to structure the transaction based on its expectations as to the number of shares that will be submitted for redemption. Accordingly, if a larger number of shares are submitted for redemption than initially expected, a SPAC may need to restructure the transaction to reserve a greater portion of the cash in its trust account or arrange for third party financing. Similarly, if a SPAC’s initial business combination agreement requires it to use a portion of the cash in the SPAC’s trust account to pay the purchase price or requires it to have a minimum amount of cash at closing, the SPAC will need to reserve a portion of the cash in its trust account to meet such requirements or arrange for third-party financing. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels.

Risk of Failure to Complete a Business Combination. Unless and until a business combination is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. Accordingly, the value of a SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination and, until such time and while the Fund’s SPACs are invested in cash or similar securities, the Fund may be impaired in its ability to meet its investment objective.

A SPAC may not be able to complete its initial business combination before its acquisition deadline (or may otherwise be adversely impacted) due to a variety of reasons, including (i) insufficient resources or an inability to obtain additional financing to complete the business combination or fund the operations and growth of a target business, (ii) significant competition for business combination opportunities, (iii) general market conditions, including volatility in the capital and debt markets, and (iv) changes in laws or regulations, or a failure to comply with existing laws and regulations. In such case, the SPAC would generally cease all operations except for the purpose of winding up and it would redeem its public shares and liquidate, in which case the Fund may receive only approximately the initial public offering price per share (typically $10), or less than such amount in certain circumstances, and the SPAC’s warrants would expire worthless.

A SPAC’s inability to obtain additional financing to complete its initial business combination or to fund the operations and growth of a target business could compel it to restructure or abandon a particular business combination. Because a SPAC generally has not identified any prospective target business at the time of its initial public offering, it generally cannot ascertain the capital requirements for any particular transaction. If the net proceeds of a SPAC’s securities offerings prove to be insufficient, either because of the size of its initial business combination, the depletion of the available net proceeds in search of a target business, the obligation to redeem for cash a significant number of shares from stockholders who elect redemption in connection with its initial business combination or the terms of negotiated transactions to purchase shares in connection with its initial business combination, the SPAC may be required to seek additional financing and there can be no assurance that such financing will be available on acceptable terms, if at all.

A SPAC may encounter intense competition from other entities having a similar business objective, including private investors (which may be individuals or investment partnerships), other blank-check companies, and domestic or international entities competing for the types of businesses the SPAC intends to acquire. Many of these individuals and entities are well-established and have extensive experience in identifying and effecting, directly or indirectly, acquisitions of companies operating in or providing services to various industries. Many of these competitors could possess significantly greater technical, human, financial and other resources or more local industry knowledge than a SPAC or its management team. Furthermore, in the event a SPAC seeks stockholder approval of its initial business combination and it is obligated to pay cash for shares of its common stock, it will potentially reduce the resources available to the SPAC for its initial business combination. Such obligations may place a SPAC at an even greater competitive disadvantage in successfully negotiating or completing a business combination.

A SPAC is subject to laws and regulations enacted by national, regional and local governments, including certain SEC requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on a SPAC’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on a SPAC’s business, including its ability to negotiate and complete its initial business combination, and results of operations.

Moreover, the requirement that a SPAC complete its initial business combination before its applicable acquisition deadline may give potential target businesses leverage over the SPAC in negotiating a business combination and may limit the time such SPAC has in which to conduct due diligence on potential business combination targets, in particular as it approaches its acquisition deadline, which could undermine its ability to complete its initial business combination on terms that would produce value for its stockholders.

Risk of Insufficient Funding and Resources. If the net proceeds of a SPAC’s securities offerings not being held in the SPAC’s trust account are insufficient, it could limit the amount available to fund its search for a target business or businesses and complete its initial business combination, and the SPAC may issue notes or other debt securities, or otherwise incur substantial debt, to fund its search, to pay its taxes and to complete its initial business combination, which may adversely affect the SPAC’s leverage and financial condition and, therefore, the Fund’s investment in the SPAC.

Of the net proceeds of a SPAC’s securities offerings, only a limited amount will be available to it initially outside the SPAC’s trust account to fund working capital requirements. In the event that its offering expenses exceed its estimate, a SPAC may fund such excess with funds not to be held in the SPAC’s trust account. In such case, the amount of funds a SPAC intends to be held outside its trust account would decrease by such corresponding amount. If a SPAC is required to seek additional capital, it might need to borrow funds from its sponsor, management team or other third parties. Generally, neither a SPAC’s sponsor, members of its management team nor any of their affiliates are under any obligation to loan funds to the SPAC in such circumstances. Any such loans would be repaid only from funds held outside the SPAC’s trust account or from funds released to it upon completion of its initial business combination. If a SPAC is unable to complete its initial business combination because it does not have sufficient funds, it would be forced to cease operations and liquidate.

A SPAC may issue additional shares of its common stock or preferred stock to complete its initial business combination or under an employee incentive plan after completion of its initial business combination. Any such issuances would dilute the interest of the Fund and likely present additional risks. For example, the issuance of additional shares of common or preferred stock (i) may subordinate the rights of holders of common stock; (ii) could cause a change in control if a substantial number of common stock is issued, which may affect, among other things, the SPAC’s ability to use its net operating loss carry forwards, if any, and could result in the resignation or removal of its present officers and directors; and (iii) may adversely affect prevailing market prices for the SPAC’s units, common stock and/or warrants.

The incurrence of debt could also have a variety of negative effects for a SPAC, including (i) default and foreclosure on the SPAC’s assets if its operating revenues after an initial business combination are insufficient to repay its debt obligations; (ii) acceleration of the SPAC’s obligations to repay the indebtedness even if it makes all principal and interest payments when due if the SPAC breaches certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant; (iii) the immediate payment of all principal and accrued interest, if any, if the debt is payable on demand; (iv) restrictions on the SPAC’s ability to obtain necessary additional financing due to covenants on the debt security; (v) restrictions on the SPAC’s ability to pay dividends on its common stock; (vi) use of a substantial portion of the SPAC’s cash flow to pay principal and interest on its debt, which would reduce the funds available for dividends on its common stock, if declared, expenses, capital expenditures, acquisitions and other general corporate purposes; (vii) limitations on the SPAC’s flexibility in planning for and reacting to changes in its business and in the industry in which it operates; (viii) increased vulnerability to adverse changes in general economic, industry and competitive conditions and to adverse changes in government regulation; (ix) limitations on the SPAC’s ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of its strategy and other purposes; and (x) other disadvantages relative to competitors who may have less debt or limitations in operating their business.

A SPAC’s resources could be wasted in researching acquisitions that are not completed, which could materially adversely affect a SPAC’s subsequent attempts to locate and acquire or merge with another business. The investigation of each specific target business and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments may require substantial amounts of time and attention and substantial costs for accountants, attorneys and others. If a SPAC decides not to complete a specific initial business combination, the costs incurred up to that point for the proposed transaction likely would not be recoverable. Furthermore, even if a SPAC reaches an agreement relating to a specific target business, it may fail to complete its initial business combination for any number of reasons including those beyond its control. Any such event will result in a loss to the SPAC of the related costs incurred which could materially adversely affect subsequent attempts to locate and acquire or merge with another business.

Target Business Risk. A SPAC may seek acquisition opportunities with an early stage company, a financially unstable business, an entity lacking an established record of revenue or earnings or a private company about which little information is available, which may result in a business combination with a company that is not as profitable (if at all) as anticipated. To the extent a SPAC completes its initial business combination with an early stage company, a financially unstable business or an entity lacking an established record of sales or earnings, the SPAC may be affected by numerous risks inherent in the operations of the business with which it combines. These risks include investing in a business without a proven business model and with limited historical financial data, volatile revenues or earnings, intense competition and difficulties in obtaining and retaining key personnel. A SPAC may not be able to properly ascertain or assess all of the significant risk factors and it may not have adequate time to complete due diligence. Furthermore, some of these risks may be outside of its control and leave it with no ability to control or reduce the chances that those risks will adversely impact a target business.

The Fund’s only opportunity to affect the investment decision regarding a SPAC’s potential business combination will be limited to the exercise of the Fund’s right to redeem its shares from the SPAC for cash, unless a SPAC seeks stockholder approval of such business combination. Moreover, because many SPACs are neither limited to evaluating target businesses in a particular industry nor have identified any specific target businesses with which to pursue their initial business combination, the Fund may be unable to ascertain the merits or risks of any particular target business’s operations, cash flows, liquidity, financial condition or prospects. On the other hand, certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. There can be no assurance that a SPAC will properly ascertain or assess all of the significant risk factors or that it will have adequate time to complete due diligence. Furthermore, some of these risks may be outside of a SPACs control and leave it with no ability to control or reduce the chances that those risks will adversely impact a target business. There can also be no assurance that an investment in a SPAC’s securities will ultimately prove to be more favorable to investors than a direct investment, if such opportunity were available, in a business combination target. Accordingly, any of a SPAC’s stockholders or warrant holders who choose to remain a stockholder or warrant holder following its initial business combination could suffer a reduction in the value of their securities. Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value.

A SPAC may only be able to complete one business combination with the proceeds of its securities offerings. This lack of diversification may negatively impact a SPAC’s operations and profitability, as the SPAC would be solely dependent upon the performance of a single business, industry, property or asset or upon the development or market acceptance of a single or limited number of products, processes or services. Such a SPAC would not be able to benefit from the possible spreading of risks or offsetting of losses; for example, the SPAC’s success would hinge on the economic, competitive and regulatory environment applicable to the particular industry in which it is seeking to operate.

Alternatively, a SPAC may attempt to simultaneously complete business combinations with multiple prospective targets, which may hinder its ability to successfully complete its initial business combination and give rise to increased costs and risks that could negatively impact its operations and profitability, including the additional burdens and costs in needing to conduct multiple negotiations and due diligence investigations and the additional risks associated with the subsequent assimilation of the operations and services or products of the acquired companies in a single operating business. In addition, other factors could inhibit a SPAC from effectuating its initial business combination with more than one target business, including the existence of complex accounting issues and the requirement that the SPAC prepare and file pro forma financial statements with the SEC that present operating results and the financial condition of the several target businesses as if they had been operated on a combined basis. If a SPAC determines to simultaneously acquire several businesses that are owned by different sellers, the SPAC will need each seller to agree that the purchase of its business is contingent on the simultaneous closings of the other business combinations, which may also make it more difficult, and delay its ability, to complete the initial business combination.

Since a SPAC’s initial sponsor stockholders will typically lose their entire investment in the SPAC if its initial business combination is not completed (other than with respect to public shares they may acquire), a conflict of interest may arise in determining whether a particular business combination target is appropriate for the SPAC’s initial business combination. The personal and financial interests of the SPAC’s sponsor, officers and directors may influence their motivation in identifying and selecting a target business combination, completing an initial business combination and influencing the operation of the business following the initial business combination. This risk may become more acute as the SPAC’s acquisition deadline approaches.

Valuation Risk. The determination of the offering price of a SPAC’s units and the size of its initial public offering is more arbitrary than the pricing of securities and size of an offering of an operating company in a particular industry since the SPAC has no historical operations or financial results. There may be less assurance that the offering price of a SPAC’s units properly reflects the value of such units than an investor would have in a typical offering of an operating company. The public offering price of the units and the terms of the warrants are negotiated between the SPAC and its underwriters.

Voting Risk. A SPAC’s initial stockholders may hold a substantial interest in the SPAC. As a result, they may exert a substantial influence on actions requiring a stockholder vote, potentially in a manner that the Fund does not support, including amendments to the SPAC’s organizational documents. Even absent a controlling influence, the Fund may not be afforded an opportunity to vote on a SPAC’s proposed initial business combination, which means the SPAC may complete its initial business combination even though a majority of its public stockholders do not support such a combination. Such is the case as the decision as to whether a SPAC will seek stockholder approval of a proposed business combination (or will allow stockholders to sell their shares to the SPAC in a tender offer) can be made by the SPAC solely in its discretion except as required by applicable law or stock exchange rules.

Although certain SPAC’s have identified general criteria and guidelines by which they may evaluate prospective target businesses, a SPAC may enter into an initial business combination with a target that does not meet such criteria and guidelines, and as a result, the target business with which it enters into its initial business combination may not have attributes entirely consistent with its general criteria and guidelines and, therefore, the combination may not be as successful as one might be with a target meeting such criteria and guidelines. In addition, if a SPAC announces a prospective business combination with a target that does not meet its general criteria and guidelines, a greater number of stockholders may exercise their redemption rights, which may make it difficult for the SPAC to meet any closing condition with a target business that requires it to have a minimum net worth or a certain amount of cash. In addition, if stockholder approval of the transaction is required by applicable law or stock exchange rules, or a SPAC decides to obtain stockholder approval for business or other reasons, it may be more difficult for the SPAC to obtain stockholder approval of its initial business combination if the target business does not meet the identified criteria and guidelines.

Warrants and Rights Risk. The governing document of a SPAC’s warrants typically provide that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision but requires the approval by a certain percentage (typically 50% or 65%) of the holders of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants. Accoringly, a SPAC may amend the terms of its warrants with the approval by the holders of the then outstanding public warrants in a manner that may be adverse to certain holders of public warrants. As a result, the exercise price of the Fund’s warrants could be increased, the warrants could be converted into cash or stock, the exercise period could be shortened and the number of shares of a SPAC’s common stock purchasable upon exercise of a warrant could be decreased, all without the Fund’s approval.

Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Investments in ADRs, EDRs, GDRs and other similar global instruments are generally subject to risks associated with equity securities and investments in Non-U.S. Securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Small and Mid-Cap Stock Risk

The Fund may invest in companies with small or medium capitalizations. Smaller and medium capitalization stocks can be more volatile than, and perform differently from, larger capitalization stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Private Company Investments Risks

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser or Subadvser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

Illiquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell them if they were more widely traded.

Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board of Directors that it believes, in good faith, are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Competition Risk. Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

Late-Stage Growth Companies Risk. Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when the Adviser or Subadviser deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Trust’s investment to decrease significantly.

Non-U.S. Securities Risk

The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

Emerging Market Securities Risk

Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations, and the Fund may be required to establish special custodial or other arrangements before transacting in securities traded in emerging markets. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries may have operating expenses that are higher than funds investing in other securities markets. Emerging market countries also may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Defaulted and Distressed Securities Risks

The Fund and the Underlying Funds may invest in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed issuers. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and the Fund and most Underlying Funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed issuer’s capital structure and purchases another. With distressed investing, often there is a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment. In addition, the Fund and an Underlying Fund may incur legal and other monitoring costs in protecting the value of the Fund’s and the Underlying Fund’s claims.

Illiquid Securities Risks

The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value.

Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a regulated investment company (“RIC”) for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates (which the Tax Act (defined below) reduced to 21%) without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

If, for any taxable year, the Fund did not qualify as a RIC for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. As a result of these taxes, NAV per Common Share and amounts distributed to Common Shareholders may be substantially reduced. Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Common Shareholders, and non-corporate Common Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Fund returns. In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies. See “U.S. Federal Income Tax Matters.”

Derivatives Risks

The Fund and the Underlying Funds may enter into derivatives. Derivative transactions involve investment techniques and risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or can suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses.

Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The Adviser has claimed an exclusion from registration as a commodity pool operator with respect to the Fund pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. See “Investment Policies and Techniques—Derivatives—Regulation as a ‘Commodity Pool’” in the SAI.

Futures Risks

A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

The use of futures transactions for hedging purposes also entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of a fund’s position. In addition, futures markets could be illiquid in some circumstances. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day of a price beyond that limit or trading may be suspended for specified periods during the trading day.

Total Return Swap Risks

Swap agreements are two-party contracts under which the Fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on an agreed-upon underlying asset or investment over the term of the swap. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser or Subadviser is incorrect in its forecasts of default risks, market spreads, liquidity or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. To the extent the Fund enters into a total return swap on equity securities, the Fund will receive the positive performance of a notional amount of such securities underlying the total return swap. In exchange, the Fund will be obligated to pay the negative performance of such notional amount of securities. Therefore, the Fund assumes the risk of a substantial decrease in the market value of the equity securities. The use of swaps may not always be successful; using them could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the Fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purposes. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. The counterparty risk for cleared derivatives is generally expected to be lower than for uncleared over-the-counter derivative transactions as each party to a transaction looks only to the central clearing house for performance of obligations under the transaction. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund or that the Fund’s use of swaps will be advantageous.

Legislation and Regulatory Risks

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund or an Underlying Fund invests. Legislation or regulation may also change the way in which the Fund or an Underlying Fund is regulated. New or amended regulations may be imposed by the CFTC, the Securities and Exchange Commission (“SEC”), the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Underlying Funds. For example, new regulations are anticipated to be adopted by the SEC that will impact closed-end funds such as the Fund, including their ability to invest in derivatives and other transactions. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund and the Underlying Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

Market Disruption and Geopolitical Risks

The Fund and Underlying Funds (as well as their service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. The Fund cannot predict the effects or likelihood of such events on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s or an Underlying Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

A recent outbreak of a virus, named “SARS-CoV-2” (sometimes referred to as the "corona virus" and abbreviated as “COVID-19”), has adversely impacted global commercial activity and has contributed to significant volatility in certain financial markets. There are no comparable recent events in the United States or worldwide that provide guidance as to the effect of the spread of COVID-19 and a potential pandemic on the economy as a whole and, consequently, the Fund. Accordingly, while there have been proposed, and in some cases enacted, economic stimulus measures aimed at curbing the negative economic impacts to the U.S. and other countries as a result of COVID-19, it cannot be determined at this time whether such stimulus measures will have a stabilizing economic effect.

As a result of these recent market circumstances, the markets for various instruments are currently experiencing deteriorating conditions that could cause periods of extreme illiquidity and volatility. These conditions may exist for a prolonged period of time and could recur from time to time in the future. Such periods may be subject to market uncertainty and consequent repricing risk that could lead to market imbalances of sellers and buyers, which in turn could result in significant valuation uncertainties and also result in sudden and significant valuation declines in the Fund's holdings. Illiquidity and volatility in such markets may directly and adversely affect the setting of dividend rates on the Fund’s Common Shares.

Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Interest Rate Risk

Interest rate risk is the risk that the fixed income debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Generally, when market interest rates rise, bond prices fall, and vice versa. In addition, as interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Securities with longer maturities tend to produce higher yields but are more sensitive to changes in interest rates and are subject to greater fluctuation in value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this Prospectus, certain interest rates are near historic lows and are projected to rise. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. In addition, this rise in interest rates may negatively impact the Fund’s future income relating to leverage, as the Fund will be required to earn more income on its investments to recoup any increased costs of leverage. The Fund’s net investment income and, as a result the net asset value and market price for the Common Shares, could be negatively impacted by an increase in interest rates due to the inability of Fund portfolio companies to service interest payment obligations and principal loan repayments. Similarly, distributions to Common Shareholders may be negatively impacted to the extent the Fund’s investments yield less income available for distribution.

In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Structural Risks:

Market Discount

Common stock of closed-end funds frequently trades at a discount from its NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Limited Term and Eligible Tender Offer Risk

The Fund is scheduled to terminate on or about the Termination Date (unless it is converted to a perpetual fund). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. Thereafter, the Fund will have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share. Common Shares of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “—Market Discount.” The Adviser may have a conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence.

In order to pay for Common Shares to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Fund’s termination, the Fund will be required to sell its assets. As a result, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objectives. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objectives and adversely impact the Fund’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.

If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

In connection with its termination, the Fund may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. Common Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

Investment Style Risk

The Fund is managed by allocating the Fund’s assets to two different strategies as described in this Prospectus. This may cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Not a Complete Investment Program

The Fund is intended for investors seeking current income and overall total return over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objectives and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Multi-Manager Risk

Fund performance is dependent upon the success of the Adviser and the Subadviser in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets between each of the principal investment strategies. The Adviser’s and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because the Adviser and the Subadviser each makes investment decisions independently, it is possible that the Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other. In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs. The trading costs and tax consequences associated with portfolio turnover may adversely affect the Fund’s performance. See “—Investment Style Risk.”

In addition, the Subadviser’s implementation of the Global Innovation Allocation means that, at any point in time, the Subadviser will manage %- % of the Fund’s Managed Assets. To the extent the Subadvisory Agreement with the Subadviser is terminated or not renewed, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the Global Innovation Allocation. There is no assurance that a suitable replacement to the Subadviser could be found if the Subadvisory Agreement is terminated or not renewed. Any such termination or non-renewal of the Subadvisory Agreement can have an adverse effect on an investment in the Fund. In addition, to the extent the Adviser retains the responsibility of implementing the Global Innovation Allocation of the Fund following the termination or non-renewal of the Subadvisory Agreement, the approval of the Fund’s stockholders will likely not be required.

Asset Allocation Risk

To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful.

If the Fund were to utilize leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Developments in the credit markets may adversely affect the ability of the Fund to borrow money for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

In addition to the foregoing, the use of leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the investment management fees payable to the Adviser and the subadvisory fees payable by the Adviser to the Subadviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other; and

•	leverage may increase operating costs, which may reduce total return.

The use of leverage may require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues Preferred Shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. See also “Use of Leverage.”

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies if the Fund were to utilize such leverage.

Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage.

The Fund currently anticipates that leverage will initially be obtained through borrowings from banks or or other similar term loans.

The use of segregation and cover with respect to a leverage instrument or technique may not mean that the Fund cannot suffer a loss on such a position or technique.

Potential Conflicts of Interest Risk

The Adviser, the Subadviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Adviser, the Subadviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser, the Subadviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser (as applicable) or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser and Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser or the Subadviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser, the Subadviser and their affiliates may provide more services to some types of funds and accounts than others.

The Fund, Adviser and/or Subadviser (as applicable) have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser and Subadviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser, the Subadviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser and/or the Subadviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser (and by the Adviser to the Subadviser) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and the Subadviser have a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser and the Subadviser on the one hand and the Common Shareholders of the Fund on the other.

Stockholder Activism

Stockholder activism, which could take many forms, including making public demands that the Fund consider certain strategic alternatives, engaging in public campaigns to attempt to influence the Fund’s corporate governance and/or management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors, or arise in a variety of situations, has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any stockholder activism, due to the potential volatility of the Fund’s stock price and for a variety of other reasons, the Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cyber Security Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, Subadviser, transfer agent, and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Because the Fund does not offer to redeem its Common Shares at NAV, damage to the reputation of the Fund or its service providers could cause a decline in the value of the Fund’s Common Shares, perhaps suddenly. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Non-Diversified Status Risk

The Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.” This risk would also apply to many of the Fund’s investments in Underlying Funds.

MANAGEMENT OF THE FUND

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund. The Board of Directors decides upon matters of general policy and generally oversees the actions of the Adviser, the Subadviser and the other service providers of the Fund. The name and business address of the Board of Directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), a registered investment adviser, is the Fund’s investment adviser and will be responsible for managing the Fund’s business affairs, providing certain administrative services and the day-to-day management of the Fund’s Managed Assets allocated to the Tactical Equity Opportunities Allocation. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Subject to the ranges noted above, the Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. As of , RiverNorth managed approximately for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. See “Management of the Fund” in the SAI.

Subadviser

is the Fund’s Subadviser and will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Global Innovation Allocation. The Subadviser is located at . The Subadviser is registered with the SEC and, as of , had approximately $ in assets under management. The Subadviser is a professional investment counseling firm which provides services to investment companies, employee benefit, endowments, foundations and other institutions. The Subadviser and its predecessor organizations have provided investment advisory services for over 70 years.

Portfolio Management

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Equity Opportunities Allocation for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Equity Opportunities Allocation for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

The Fund’s SAI provides information about the compensation received by the portfolio managers of the Fund, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory and Subadvisory Agreements

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Fund’s Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of % of the Fund’s average daily Managed Assets for the services it provides.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations including, but not limited to, compensation of its directors (other than those affiliated with the Adviser or the Subadviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with an Eligible Tender Offer, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes.

Pursuant to a Subadvisory Agreement, the Adviser has delegated daily management of the Fund’s Managed Assets allocated to the Global Innovation Allocation to the Subadviser, who is paid by the Adviser and not the Fund. The Adviser (and not the Fund) has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of % of the Fund’s average daily Managed Assets for the service it provides.

Because the fees received by the Adviser and the Subadviser are based on the Managed Assets of the Fund, the Adviser and the Subadviser have a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other. Because leverage costs will be borne by the Fund at a specified interest rate, the Fund’s investment management fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Common Shares and not by holders of Preferred Shares or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory and Subadvisory Agreements will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

NAV is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m. Eastern time). NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

Certain of the Fund’s assets, including its investments in equity securities, closed-end funds and SPACs, are generally valued at their market value using market quotations. The Fund may use independent pricing services to provide market quotations. Prices obtained from independent pricing services use various observable inputs, including, but not limited to, information provided by broker-dealers, pricing formulas, such as dividend discount models, option valuation formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and discounted cash flow models that might be applicable. If a market valuation for a security is unavailable or deemed to be an unreliable indicator of current market value, the Fund will seek to obtain a broker quote from an external data vendor or directly from broker-dealers. Moreover, if market quotations are not available or, in the Adviser’s opinion, market quotations do not reflect market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects market value, the instrument will be valued at fair value according to policies approved by the Fund’s Board of Directors. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question. In addition, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security may need to be fair valued using the Fund’s fair value pricing policies. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund’s NAV is calculated based, in part, upon the market prices of the closed-end funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of doing so.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Fund expects to declare its initial monthly dividend within 30 to 45 after the completion of this offering days and pay its initial monthly dividend within approximately 45 to 60 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

DIVIDEND REINVESTMENT PLAN

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Subadviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at ( ) - .

DESCRIPTION OF THE COMMON SHARES

The following summary of the terms of the Common Shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of shares of common stock, $0.0001 par value per share, all of which is initially classified as Common Shares. The Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

In general, shareholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Common Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund Preferred Shares or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Preferred Shares, if any Preferred Shares are outstanding at such time.

Common Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming there are no Preferred Shares are outstanding, the holders of more than 50% of the Common Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Fund’s Common Shares will be approved for listing on the NYSE, upon notice of issuance, under the symbol “ .” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

Preferred Shares

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Shares, without the approval of the holders of the common stock. Prior to issuance of any shares of Preferred Shares, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board of Directors could authorize the issuance of Preferred Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. No Preferred Shares are currently outstanding.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any Preferred Shares are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following is a summary of certain provisions of the Maryland General Corporation Law (the “MGCL”) and of the Charter and Bylaws of the Fund.

General

The MGCL and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Common Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the Common Shares are registered under the Exchange Act), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of Preferred Shares to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of at least two-thirds of the Common Shares and Preferred Shares (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•	a “Business Combination,” which includes the following:

•	a merger, consolidation or statutory share exchange of the Fund with or into another person;

•	an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business; or

•	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•	unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, unless shareholder approval is required under federal or Maryland law, the Common Shareholder vote described above will not be required with respect to the foregoing transactions if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). If Maryland law or the 1940 Act requires Common Shareholder approval (and two-thirds of the Continuing Directors have approved the transaction), the affirmative vote by Common Shareholders, at a meeting of such shareholders, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, will be required. In addition, if the Fund has any Preferred Shares outstanding, the holders of a majority of the outstanding Preferred Shares voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the Preferred Shares, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

In no event will the foregoing provisions affect shareholder rights under the 1940 Act to approve or terminate an advisory contract of the Fund (either of which may be effectuated by Fund shareholders without the need for approval of any Continuing Director or other member of the Board of Directors).

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since , or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

•	the election and removal of officers;

•	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Common Shareholders); and

•	Charter amendments not requiring shareholder approval under the 1940 Act.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Common Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions. See also “Conversion to Open-End Fund.”

Action by Shareholders

Under the MGCL, Common Shareholder action can be taken only at an annual or special meeting of Common Shareholders or, unless the charter provides for Common Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Common Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Common Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Common Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Common Shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Common Shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Common Shareholders generally. Similarly, adequate advance notice of Common Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Common Shareholders that such proposals be adopted. For Common Shareholder proposals to be included in the Fund’s proxy materials, the Common Shareholder must comply with all timing and information requirements of the Exchange Act.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Common Shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Common Shareholders requesting the meeting, a special meeting of Common Shareholders will be called by the Fund’s Secretary upon the written request of Common Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Common Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proven that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Common Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of Common Shares, and authorizes a majority of the Fund’s Board of Directors, without Common Shareholder approval, to increase the number of authorized Common Shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without Common Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance Preferred Shares with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of shareholders.

The Fund has elected to be subject to a requirement that a vacancy on the Board of Directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred and, otherwise, retains its right to opt into any of the other provisions. The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time.

Under the MBCA, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Maryland Control Share Acquisition Act

The Board of Directors has elected that the Fund shall of the provisions of the Maryland Control Share Acquisition Act (the “MCSAA”). The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

REPURCHASE OF SHARES

Shares of closed-end funds often trade at a discount to NAV, and the Fund’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to pursue its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund and its shareholders. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action on the Fund and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments. If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (possibly requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Before deciding whether to make such a proposal, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of the conversion on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Fund will terminate on or before the Termination Date; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to ), and (ii) once for up to an additional (i.e., up to ), in each case upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. In addition, as of a date within months preceding the Termination Date, the Board of Directors may cause the Fund to conduct an Eligible Tender Offer, which is a tender offer by the Fund to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund and convert the Fund to a perpetual fund upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Upon its termination, the Fund will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board Trustees. In anticipation of an Eligible Tender Offer or the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During such period(s), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s Dividend Reinvestment Plan. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Common Shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder’s adjusted tax basis in the Common Shares of the Fund for U.S. federal income tax purposes.

If the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to ), and (ii) once for up to an additional (i.e. up to ), in each case upon the affirmative vote of a majority of the Board of Directors and without a vote of Commons Shareholders. In determining whether to extend the Termination Date, the Board of Directors may consider, for example, the Fund’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Directors may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund. The Board of Directors also may consider, based on input from the Adviser or Subadviser, the potential for SPACs and late-stage growth companies in which the Fund has invested to experience an initial business combination or liquidity event (as applicable) during the period of such extension(s), the occurrence of which would be expected to meaningfully benefit the Fund.

The Board of Directors may cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer, which shall be as of a date within months preceding the Termination Date. The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $ of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.” Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In making a decision to do so to provide for the Fund’s perpetual existence, the Board of Directors will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Directors in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence (or that the Termination Date be extended). The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act or successor rules to the same general effect). The repurchase of tendered Common Shares by the Fund in a tender offer would be a taxable event to Common Shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Board of Directors, without a vote of Common Shareholders. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the Articles of Incorporation are amended with the vote of Common Shareholders, as described above. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks or other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The recently enacted tax legislation commonly referred to as Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Common Shareholder will have all dividends and distributions automatically reinvested in shares of common stock of the Fund (unless the shareholder “opts out” of the Plan). For shareholders subject to U.S. federal income tax, Fund dividends that are not “exempt-interest” dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. The Fund does not generally expect to pay dividends that qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code. Distributions of net capital gain, if any, that are properly reported by the Fund are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. If the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually. The Fund can provide no assurance regarding the portion of its dividends that will qualify for the dividends received deduction or for qualified dividend income treatment. As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will so qualify.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above NAV, in which case the shareholder will be treated as receiving a distribution equal to the fair market value of the stock the shareholder receives.

Certain of the investment practices of the Fund or an Underlying Fund are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund or an Underlying Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) produce income that will not be qualifying income for purposes of the 90% income test and (vii) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Additionally, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common stock. Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

A separate U.S. withholding tax may apply in the case of distributions to (i) certain non-U.S. financial institutions that have not agreed to collect and disclose certain account holder information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

UNDERWRITERS

The underwriters named below (the “Underwriters”), acting through , have severally and not jointly agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
Total:

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Representatives have advised the Fund that the Underwriters may pay up to $ per Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $ per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before , 2020.

The Adviser, and not the Fund, will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares are expected to be listed on the NYSE under the trading or ticker symbol “ ”, subject to notice of issuance.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund, the Adviser and the Subadviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of preferred shares or (3) pursuant to the Fund’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering in each case in accordance with Regulation M under the Exchange Act. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of the Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

Stabilizing transactions consist of certain bids or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions and have therefore not been effectively placed by such syndicate member.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Additional Underwriter Compensation

The Adviser and Subadviser (and not the Fund) have agreed to pay, from their own assets, additional compensation of $ to the Underwriters in connection with this offering, which amount will not exceed % of the total public offering price of the shares sold in this offering.

The Adviser and Subadviser (and not the Fund) have agreed to pay to each of , , and from the Adviser’s and Subadviser’s own assets, a fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $ , $ , $ and $ , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of , , and will not exceed %, %, % and %, respectively, of the total public offering price of the Common Shares sold in this offering. If the over-allotment option is exercised in full, the structuring fee paid to each of , and will not exceed %, %, % and %, respectively, of the total public offering price of the Common Shares sold in this offering.

The Adviser and Subadvser (and not the Fund) also may pay certain qualifying underwriters from among those named in the table above a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

The Adviser and have entered into a distribution agreement under which provides certain distribution and marketing services in connection with the offering of the Fund’s Common Shares contemplated by this Prospectus. Under such distribution agreement, the Adviser (and not the Fund) has agreed to pay an amount equal to % of the total price to the public of the Common Shares sold in such offering (including Common Shares offered pursuant to the underwriters’ overallotment option), as well as up to $ in expense reimbursement. is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. and may be deemed an “underwriter” for purposes of this offering under the Securities Act, although will not purchase or resell any of the Common Shares in connection with the offering.

The sum of all compensation to the Underwriters and in connection with this public offering of Common Shares, including the structuring fees, sales incentive fees, if any, and all forms of additional payments to the Underwriters and and certain other expenses, will not exceed % of the total public offering price of the Common Shares sold in this offering.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

The Fund’s administrator is , an affiliate of the Fund’s transfer agent. is a service company and SEC-registered transfer agent. Under the Administration, Bookkeeping and Pricing Services Agreement, is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of is . For its services, the Fund pays customary fees based on the Fund’s net assets plus out of pocket expenses.

, located at , will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions. , located at , will also provide fund administration and compliance related services. The Fund will pay a fee payable on a monthly basis at the annual rate of % of the Fund’s current monthly Managed Assets for the service it provides.

, an affiliate of the Fund’s administrator, located at , will serve as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, and for the Underwriters by . Chapman and Cutler LLP and may rely as to certain matters of Maryland law on the opinion of .

ADDITIONAL INFORMATION

The Fund will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Page
Investment Restrictions
Investment Policies and Techniques
Management of The Fund
Investment Adviser
Investment Subadviser
Investment Advisory Agreement and Subadvisory Agreement
Portfolio Managers
Compensation of Portfolio Managers
Portfolio Manager Ownership of Fund Shares
Conflicts of Interest
Other Accounts Managed
Administrator
Codes of Ethics
Fund Service Providers
Independent Registered Public Accounting Firm
Legal Counsel
Custodian and Transfer Agent
Portfolio Transactions
U.S. Federal Income Tax Matters
Fund Taxation
Shareholder Taxation
Other Taxes
Board Members and Officers
Director Ownership In the Fund
Proxy Voting Guidelines
Additional Information
Financial Statements and Report of Independent Registered Public Accounting Firm
Appendix A - Proxy Voting Guidelines of the Adviser	A-1
Appendix B - Proxy Voting Guidelines of the Subadviser	B-1

Shares

RiverNorth Global Innovation Opportunities Fund, Inc.

Common Stock
$20.00 per Share

__________

PROSPECTUS

, 2020
__________

_____________________

Until (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June 12, 2020

RiverNorth Global Innovation Opportunities Fund, Inc.

Statement of Additional Information

RiverNorth Global Innovation Opportunities Fund, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is total return consisting of capital appreciation and current income. RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”), and , the subadviser of the Fund (“ ” or the “Subadviser”), will attempt to achieve the Fund’s investment objectives by allocating the Fund’s assets among two principal investment strategies: Tactical Equity Opportunities Allocation and Global Innovation Allocation. See “Investment Objectives, Strategies and Policies—Principal Investment Strategies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling the Fund at .

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated , 2020.

TABLE OF CONTENTS

Page
INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	3
MANAGEMENT OF THE FUND	23
Investment Adviser	23
Investment Subadviser	23
Investment Advisory Agreement and Subadvisory Agreement	24
Portfolio Managers	24
Compensation of Portfolio Managers	25
Portfolio Manager Ownership of Fund Shares	25
Conflicts of Interest	25
Other Accounts Managed	26
Administrator	26
Codes of Ethics	27
FUND SERVICE PROVIDERS	27
Independent Registered Public Accounting Firm	27
Legal Counsel	27
Custodian and Transfer Agent	27
PORTFOLIO TRANSACTIONS	27
U.S. FEDERAL INCOME TAX MATTERS	28
Fund Taxation	28
Shareholder Taxation	30
Non-U.S. Common Shareholders	33
BOARD MEMBERS AND OFFICERS	34
Director Ownership in the Fund	40
Securities Beneficially Owned	41
PROXY VOTING GUIDELINES	41
ADDITIONAL INFORMATION	41
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42
APPENDIX A - PROXY VOTING GUIDELINES OF THE ADVISER	1
APPENDIX B - PROXY VOTING GUIDELINES OF THE SUBADVISER	4

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of Common Shareholders. There can be no assurance the Fund’s investment objectives will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. However, the asset coverage requirement applicable to borrowings will be maintained as required under the 1940 Act.

The Fund’s primary investment objective is considered fundamental. In addition, as a matter of fundamental policy, the Fund will not:

(1) with respect to 75% of its total assets, purchase any securities (other than Government securities (as defined in the 1940 Act) and securities issued by other investment companies), if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer;

(2) borrow money, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

-i-

(3) issue senior securities, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(4) purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any single industry or group of industries, except that the Fund’s investments in Underlying Funds shall not be deemed to be investments in a single industry or group of industries;

(5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(7) purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or pursuant to an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; or

(8) make loans, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or except as may be permitted by exemptive orders granted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restriction (2)

The 1940 Act permits the Fund to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. For more information on leverage and the risks relating thereto, see “Risks—Structural Risk—Leverage Risks” in the Prospectus.

Fundamental Investment Restriction (3)

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock issued by the Fund).

The Fund does not anticipate issuing any class of equity senior securities within 12 months of the date of this SAI. Under the 1940 Act, the issuance of any other type of senior security by the Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

2

Fundamental Investment Restriction (7)

The ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Fundamental Investment Restriction (8)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser and the Subadviser in their discretion may, but are not required to, use in managing the Fund’s assets. Certain risks may only apply to a particular investment strategy of the Fund, or may apply to both investment strategies. The following descriptions supplement the descriptions of the investment objectives, policies, strategies and risks as set forth in the Fund’s Prospectus.

These same investment practices or techniques may be used by the Underlying Funds in which the Fund invests (as described in the Prospectus) and, therefore, the risks described below may apply to the Underlying Funds as well. The Underlying Funds are not subject to the Fund’s investment policies and restrictions, and the Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in the Prospectus.

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Business Development Companies. BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs may invest in a diverse array of industries. BDCs are unique in that generally, at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. Similar to REITs, the securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund may invest in common equity, preferred equity and debt securities of BDCs, and is not limited with respect to the specific types of BDCs in which it may invest. As an investor in common equity securities of a BDC, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Below Investment Grade Securities. The Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

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Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

New Legislation. Future legislation may have a possible negative impact on the market for below investment grade securities.

Borrowing. The Fund may borrow funds and/or issue preferred stock, notes or other debt securities to the extent permitted by the 1940 Act for investment and other purposes, such as for satisfying Common Share repurchase requests (if any) or to otherwise provide the Fund with liquidity. The Fund’s use of leverage may include borrowing through a line of credit with a bank or other financial institution. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Under the requirements of the 1940 Act, the Fund, immediately after any borrowing, must have an “asset coverage” of at least 300% (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund’s total assets including the amount borrowed). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Under the 1940 Act, the Fund is also not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s total assets).

The use of borrowing and other leverage by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the net asset value (“NAV”) per Common Share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not use leverage. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. See “Use of Leverage” and “ Risks—Structural Risk—Leverage Risk” in the Fund’s Prospectus.

Closed-End Funds. The Fund may invest in shares of closed-end funds offered in initial or secondary offerings or through purchasing shares in the secondary market. An initial public offering of closed-end fund shares is typically distributed by a group of underwriters who retain a spread or underwriting commission based on the initial public offering price. Such shares are then listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on its secondary purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

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The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but in a down market may also lose money at a faster rate. In general, leveraged funds may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the investor participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Defaulted and Distressed Securities. Defaulted and distressed securities may include companies in bankruptcy, liquidation or those which may be in default on obligations. Some of the risks involved with defaulted and distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with defaulted and distressed companies. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of distressed debt and equity securities, short sales are difficult, and most funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a distressed company’s capital structure and purchases another. Among the many risks associated with distressed investing are the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of an Underlying Fund’s claims.

Depositary Receipts. Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Derivatives. The Fund may utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return. These strategies may be executed through the use of derivative contracts. The Underlying Funds may also utilize derivative contracts and are thus subject to the same risks described below.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars, (collectively, all the above are called “Derivative Transactions”). In addition, Derivative Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivative Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including, but not limited to, market conditions. The ability of the Fund to utilize these Derivative Transactions successfully will depend on the Adviser’s or Subadviser’s ability to predict pertinent market movements, which cannot be assured. The Fund’s use of Derivative Transactions may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Derivative Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

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Derivative Transactions, including derivative contracts, have risks associated with them including, but not limited to, possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used. Use of Derivative Transactions may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the position the Fund is attempting to hedge. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to reduce the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivative Transactions involving options require segregation of Fund assets in special accounts, as described below under “—Segregation and Cover Requirements.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) or “P-1” from Moody’s Investor Services, Inc. (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency options, are determined to be of equivalent credit quality by the Adviser or Subadviser, as applicable. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities) that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities), whether or not it holds the above securities in its portfolio, and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Derivative Transactions into which the Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

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Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Accordingly, when the Fund acts as a seller of a credit default swap agreement, it will segregate assets equal to the full notional amount of the reference obligation.

A credit default index swap is a swap on an index of credit default swaps. Credit default index swaps allow an investor to manage credit risk or to take a position on a basket of credit default swaps (or other instruments) in a more efficient manner than transacting in single name credit default swaps. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will move in the same direction as the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation, which may provide the Fund with a desired degree of diversity. Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Adviser’s or Subadviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

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Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the Commodity Exchange Act (the “CEA”) and the rules thereunder. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Segregation and Cover Requirements. As an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and other transactions. The Fund or the Underlying Funds may incur losses on derivatives and other leveraged investments (including the entire amount of a fund’s investment in such investments) even if they are covered. To the extent that a fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and, therefore, a fund may not enter into any such transactions if the fund’s leverage would thereby exceed the limits of the 1940 Act. The Fund may employ a combination of segregation and cover with respect to any particular derivative or other transaction.

The Fund’s derivative transactions are generally subject to earmarking and coverage requirements of either the Commodity Futures Trading Commission (the “CFTC”) or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts may fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so and otherwise restrict portfolio management.

In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian of the Fund in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

Over-the-counter options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

In the case of forward currency contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional amount.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

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The use of segregation and cover does not eliminate the risk of loss on a derivative or other leveraging position.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser or Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s or Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Regulation as a “Commodity Pool.” The CFTC has adopted amendments to CFTC Rule 4.5 which requires operators of registered investment companies to either limit such investment companies’ use of futures, options on futures and swaps or register as a commodity pool operator (“CPO”) and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Adviser must limit the Fund’s transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund’s investments in such instruments exceed such thresholds, the Adviser would no longer be excluded from the CPO definition and may be required to register as a CPO, and the Subadviser may be required to register as a commodity trading advisor (“CTA”). In the event the Adviser or Subadviser is required to register as a CPO or CTA, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund. The Adviser has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund’s policies. The Fund does not anticipate that it will invest in commodity futures, commodity options contracts and swaps to an extent or in a manner that would require the Adviser and the Subadviser to register as a CPO or CTA (as applicable) in connection with their management of the Fund.

Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of an Underlying Fund.

Investments in emerging markets may be considered speculative. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Further, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. In addition, an Underlying Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for an Underlying Fund’s securities in such markets may not be readily available.

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Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability (including amplified risk of war and terrorism), (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities. Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and NAV of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Underlying Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange-Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”). When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its Common Shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s Common Share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Subadviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. See “Additional Risks of Investing in the Fund—ETFs Risk.”

Illiquid Securities and Restricted Securities. Certain securities may be subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

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Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund and Underlying Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund or an Underlying Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s or an Underlying Fund’s decision to sell a restricted or illiquid security and the point at which the Fund or an Underlying Fund is permitted or able to sell such security, the Fund or an Underlying Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Investment Company Securities. The Fund and the Underlying Funds may invest in the securities of other investment companies, including closed-end funds, open-end funds, ETFs, unit investment trusts and BDCs registered under the 1940 Act (collectively, the “Investment Companies”), to the extent permitted under applicable law and subject to certain restrictions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Investment Company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Investment Company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Investment Company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted by SEC order or other applicable law or regulatory guidance. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Investment Company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges.

In addition, to comply with provisions of the 1940 Act, in any matter upon which Investment Company stockholders are solicited to vote, the Adviser or Subadviser, as applicable, may be required to vote Investment Company shares in the same proportion as shares held by other stockholders of the Investment Company.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund or an Underlying Fund. The Fund’s or an Underlying Fund’s purchase of Investment Company securities results in the layering of expenses as Common Shareholders would indirectly bear a proportionate share of the operating expenses of such Investment Companies, including advisory fees, in addition to paying Fund or Underlying Fund expenses. In addition, the securities of Investment Companies may also be leveraged and will therefore will be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment Companies may also have investment policies that differ from those of the Fund or an Underlying Fund.

Under certain circumstances an open-end investment company in which the Fund or an Underlying Fund invests may determine to make a payment of a redemption by the Fund or an Underlying Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund or an Underlying Fund may hold such securities until the Adviser, Subadviser or manager of the Underlying Fund, as applicable, determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund or an Underlying Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, an Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose. See also “—Exchange Traded Funds.”

Investment Grade Debt Securities. Investment grade securities are those rated “Baa” or higher by Moody’s or “BBB” or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. Moody’s considers bonds it rates “Baa” to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Rights. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

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Short Sales. The Fund may sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, a fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

Special Purpose Acquisition Companies. The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

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SPAC Managers. A SPAC’s manager’s financial position could be negatively impacted due to a variety of factors, including investor redemptions, lower management fees and higher operating expenses. From time to time, a SPAC manager may be a party to lawsuits, which if resolved in an unfavorable manner for the SPAC’s manager, could have a material impact on the SPAC’s manager’s financial position. To the extent a SPAC’s manager’s financial position is less stable, it may have difficulty retaining certain key investment professionals, which could negatively impact the SPAC’s manager’s ability to help a SPAC consummate its initial business combination.

SPAC Business Combinations. A SPAC’s initial stockholders may have agreed to vote the shares held by them in favor of the SPAC’s initial business combination. As a result, in addition to a SPAC’s initial stockholders’ shares, a SPAC may need only a minority of the shares sold in a public offering to be voted in favor of its initial business combination in order to have such initial business combination approved. A SPAC’s directors and officers may have entered into letter agreements similar to the one signed by its initial stockholders with respect to public shares acquired by them, if any. Accordingly, if such a SPAC were to seek stockholders approval of its initial business combination, it is more likely that the necessary stockholders’ approval will be received than would be the case if such persons agreed to vote their shares in accordance with the majority of the votes cast by its public stockholders.

Additionally, a SPAC may seek to enter into a business combination transaction agreement with a prospective target that requires as a closing condition that the SPAC have a minimum net worth or a certain amount of cash. If too many of such SPAC’s public stockholders exercise their redemption rights, the SPAC would not be able to meet such closing condition and, as a result, would not be able to proceed with the business combination. Furthermore, a SPAC would not normally redeem its public shares in an amount that would cause its net tangible assets, after payment of the deferred underwriting commissions, to be less than $5,000,001 (so that it does not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement which may be contained in the agreement relating to its initial business combination. Consequently, if accepting all properly submitted redemption requests would cause a SPAC’s net tangible assets to be less than $5,000,001 or such greater amount necessary to satisfy a closing condition as described above, the SPAC would not normally proceed with such redemption and the related business combination and may instead search for an alternate business combination. Prospective targets will be aware of these risks and, thus, may be reluctant to enter into a business combination transaction with a SPAC.

If a SPAC seeks stockholder approval of its initial business combination and it does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, its sponsor, directors, officers, advisors or any of their affiliates may purchase shares or public warrants or a combination thereof in privately negotiated transactions or in the open market either prior to or following the completion of its initial business combination. Such a purchase may include a contractual acknowledgement that such public stockholder, although still the record holder of the SPAC’s shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that a SPAC’s sponsor, directors, officers, advisors or any of their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling public stockholders would normally be required to revoke their prior elections to redeem their shares. The price per share paid in any such transaction may be different than the amount per share a public stockholder would receive if it elected to redeem its shares in connection with a SPAC’s initial business combination. The purpose of such purchases could be to vote such shares in favor of the business combination and thereby increase the likelihood of obtaining stockholder approval of its initial business combination or to satisfy a closing condition in an agreement with a target that requires the SPAC to have a minimum net worth or a certain amount of cash at the closing of its initial business combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with a SPAC’s initial business combination. Any such purchases of a SPAC’s securities may result in the completion of its initial business combination that may not otherwise have been possible. Any such purchases are required to be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

In addition, if such purchases are made, the public “float” of a SPAC’s common stock and the number of beneficial holders of its securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of its securities on a national securities exchange.

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SPAC Redemptions. A SPAC is required to comply with the tender offer rules or proxy rules, as applicable, when conducting redemptions in connection with its initial business combination. Despite compliance with these rules, if a stockholder fails to receive a SPAC’s tender offer or proxy materials, as applicable, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the tender offer documents or proxy materials, as applicable, that a SPAC furnishes to holders of its public shares in connection with its initial business combination will describe the various procedures that must be complied with in order to validly tender or redeem public shares. For example, a SPAC may require its public stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to the SPAC’s transfer agent prior to the date set forth in the tender offer documents mailed to such holders, or to deliver their shares to the transfer agent electronically. In the event that a stockholder fails to comply with these or any other procedures, its shares may not be redeemed.

SPAC’s Under Federal and State Laws. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because a SPAC’s common stock and warrants are typically listed on a national securities exchange, a SPAC’s units, common stock and warrants will typically qualify as covered securities under such statute. Although the states are preempted from regulating the sale of such securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. Certain state securities regulators may view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if a SPAC were no longer listed on a national securities exchange, its securities would not qualify as covered securities under such statute and it would be subject to regulation in each state in which it offers its securities.

Since the net proceeds of a SPAC’s initial public offering and the private placement of its securities are intended to be used to complete an initial business combination with a target business that has not been identified, a SPAC may be deemed to be a “blank check” company under the U.S. securities laws. However, because certain SPACs will have net tangible assets in excess of $5,000,000 upon the successful completion of their securities offerings and file Current Reports on Form 8-K, including audited balance sheets demonstrating this fact, these SPACs are exempt from rules promulgated by the SEC to protect investors in blank check companies, such as Rule 419. Accordingly, investors in such SPACs will not be afforded the benefits or protections of those rules. Among other things, this means such SPAC’s units will be immediately tradable and it will have a longer period of time to complete its initial business combination than do companies subject to Rule 419. Moreover, if a SPAC’s initial public offering were subject to Rule 419, that rule would prohibit the release of any interest earned on funds held in the SPAC’s trust account to the SPAC unless and until the funds in the trust account were released to the SPAC in connection with its completion of its initial business combination.

Low Account Funds Risk. The funds available to a SPAC outside of the its trust account may not be sufficient to allow it to operate for at least the period before the SPAC’s Initial Acquisition Deadline, assuming that its initial business combination is not completed during that time. A SPAC is likely to incur significant costs in pursuit of its acquisition plans. A SPAC may not be able to raise additional financing necessary to fund its expenses. Any such event in the future may negatively impact the analysis regarding a SPAC’s ability to continue as a going concern at such time.

There can be no assurance that the funds available to a SPAC outside of the its trust account will be sufficient to pay expenses. Of the funds available to a SPAC, it could use a portion of the funds to pay fees to consultants to assist the SPAC with its search for a target business. A SPAC could also use a portion of the funds as a down payment or to fund a “no-shop” provision (a provision in letters of intent designed to keep target businesses from “shopping” around for transactions with other companies or investors on terms more favorable to such target businesses) with respect to a particular proposed business combination. If a SPAC entered into a letter of intent where it paid for the right to receive exclusivity from a target business and were subsequently required to forfeit such funds, a SPAC might not have sufficient funds to continue searching for, or conduct due diligence with respect to, a target business. If a SPAC is unable to complete its initial business combination, its public stockholders may receive only approximately the initial public offering price per share (typically $10), or less in certain circumstances, on the liquidation of its trust account, and its warrants will expire worthless.

In the event that the proceeds in a SPAC’s trust account are reduced below the lesser of: (1) the initial public offering price per share (typically $10); or (2) such lesser amount per share held in the SPAC’s trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay a SPAC’s franchise and income taxes, and a SPAC’s sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, a SPAC’s independent directors would determine whether to take legal action against its sponsor to enforce its indemnification obligations. While a SPAC’s independent directors may take legal action on its behalf against its sponsor to enforce the sponsor’s indemnification obligations to the SPAC, it is possible that its independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in certain instances. If a SPAC’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the SPAC’s trust account available for distribution to its public stockholders may be reduced below the initial public offering price per share (typically $10).

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SPAC’s in Bankruptcy. If, before distributing the proceeds in the SPAC’s trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against a SPAC that is not dismissed, the proceeds held in the SPAC’s trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the SPAC’s stockholders. To the extent any bankruptcy claims deplete the SPAC’s trust account, the per share amount that would otherwise be received by its public stockholders in connection with its liquidation would be reduced.

If, after a SPAC distributes the proceeds in the SPAC’s trust account to its public stockholders, it files a bankruptcy petition or an involuntary bankruptcy petition is filed against a SPAC that is not dismissed, any distributions received by its stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by a SPAC’s stockholders. In addition, a SPAC’s board of directors may be viewed as having breached its fiduciary duty to its creditors and/or having acted in bad faith by paying public stockholders from the SPAC’s trust account prior to addressing the claims of creditors, thereby exposing itself and the SPAC to claims of punitive damages.

Investment Companies. If a SPAC is deemed to be an investment company under the 1940 Act, its activities may be restricted, including:

•	restrictions on the nature of its investments; and

•	restrictions on the issuance of securities;

each of which may make it difficult for it to complete its initial business combination.

In addition, a SPAC may have imposed upon it burdensome requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations.

It is not expected that a SPAC’s anticipated principal activities will subject it to the 1940 Act. The proceeds held in a SPAC’s trust account may generally be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. treasuries and meeting certain conditions under Rule 2a-7 under the 1940 Act. Because the investment of the proceeds will typically be restricted to these instruments, a SPAC will, under normal conditions, meet the requirements for the exemption provided in Rule 3a-1 promulgated under the 1940 Act. If a SPAC were deemed to be subject to the 1940 Act, compliance with these additional regulatory burdens would require additional expenses for which a SPAC may not have allotted funds and may hinder its ability to consummate its initial business combination. If a SPAC is unable to complete its own initial business combination, its public stockholders may receive only the initial public offering price per share (typically $10), or less in certain circumstances, on the liquidation of a SPAC’s trust account, and its warrants will expire worthless.

Third Parties Associated with SPACs. Under the certain jurisdictions in which a SPAC may be organized, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of a SPAC’s trust account distributed to its public stockholders upon the redemption of its public shares in the event it does not complete its initial business combination before its Initial Acquisition Deadline may be considered a liquidating distribution under such jurisdiction’s law.

A SPAC’s jurisdiction of organization may require a SPAC to make provision for the payment of potential claims against for some period of time following its dissolution. However, because a SPAC is a blank check company, rather than an operating company, and its operations will normally be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, consultants, etc.) or prospective target businesses. Under the laws of certain jurisdictions (including Delaware) under which a SPAC may be organized and assuming the SPAC complies fully with such laws, any liability of stockholders with respect to a liquidating distribution may be limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. There can be no assurance that a SPAC will properly assess all claims that may be potentially brought against it. As such, a SPAC’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend beyond the third anniversary of such date.

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Risks Associated with SPACs Status as a Corporation. A SPAC may not hold an annual meeting of stockholders until after it consummates its initial business combination (unless required by its securities exchange) and thus may not be in compliance with applicable law. Therefore, if a SPAC’s stockholders want a SPAC to hold an annual meeting prior to its consummation of its initial business combination, under the laws of certain jurisdictions under which the SPAC may be organized, they may attempt to force it to hold one by submitting an application to applicable court in the SPAC’s jurisdiction of organization.

A SPAC may not register the shares of common stock issuable upon exercise of its warrants under the Securities Act or any state securities laws at the time of its initial public offering. However, certain SPACs agree to use their best efforts to file a registration statement under the Securities Act covering the issuance of such shares and maintain a current prospectus relating to the common stock issuable upon exercise of their warrants, until the expiration of the warrants in accordance with the terms of the warrants. There can be no assurance that a SPAC will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current, complete or correct or the SEC issues a stop order. If the shares issuable upon exercise of a SPAC’s warrants are not registered under the Securities Act, it will generally be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and a SPAC generally will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from registration is available. In such a situation, the Fund would be forced to exercise its warrants, if any, in the SPAC on a cashless basis, which would reduce the amount of shares the Fund would receive if it had exercised with cash, or risk its warrants expiring worthless.

In order to effectuate an initial business combination, blank check companies have, in the recent past, amended various provisions of their charters and modified governing instruments, including their warrant agreements. For example, blank check companies have amended the definition of business combination, increased redemption thresholds extended the time to consummate an initial business combination and, with respect to their warrants, amended their warrant agreements to require the warrants to be exchanged for cash and/or other securities. There can be no assurance that a SPAC will not seek to amend its organizational documents or extend the time to consummate an initial business combination in order to effectuate its initial business combination.

Registering Private Placement SPAC Shares. Pursuant to certain registration rights agreements SPACs may enter into with their initial stockholders, certain SPAC’s initial stockholders and their permitted transferees can demand that it register the resale of their founder shares after those shares convert to shares of its common stock at the time of its initial business combination. In addition, a SPAC’s sponsor and its permitted transferees may have the ability to demand that it register the resale of its private placement warrants and the shares of its common stock issuable upon exercise of the private placement warrants, and holders of warrants that may be issued upon conversion of working capital loans may demand that it register the resale of such warrants or its common stock issuable upon exercise of such warrants. A SPAC will typically bear the cost of registering these securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of a SPAC’s common stock. In addition, the existence of the registration rights may make a SPAC’s initial business combination more costly or difficult to complete. This is because the stockholders of the target business may increase the equity stake they seek in the combined entity or ask for more cash consideration to offset the negative impact on the market price of the SPAC’s common stock that is expected when the common stock owned by its initial stockholders or their permitted transferees, the private placement warrants owned by its sponsor or warrants issued in connection with working capital loans are registered for resale.

The Board of Directors, Officers and Key Personnel of a SPAC. Unless a SPAC completes its initial business combination with an affiliated entity or its board cannot independently determine the fair market value of the target business or businesses, a SPAC is typically not required to obtain an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm that the price the SPAC is paying is fair to the SPAC from a financial point of view. If no opinion is obtained, a SPAC’s stockholders will be relying on the judgment of its board of directors. The standards used will be disclosed in its tender offer documents or proxy solicitation materials, as applicable, related to its initial business combination.

A SPAC’s officers and directors are generally not required to, and may not, commit their full time to the SPAC’s affairs, which may result in a conflict of interest in allocating their time between its operations and its search for a business combination and their other businesses. A SPAC generally does not have any full-time employees prior to the completion of its initial business combination. Each of a SPAC’s officers may be engaged in several other business endeavors for which he or she may be entitled to substantial compensation, and a SPAC’s officers are generally not obligated to contribute any specific number of hours per week to its affairs. A SPAC’s independent directors may also serve as officers or board members for other entities. If a SPAC’s officers’ and directors’ other business affairs require them to devote substantial amounts of time to such affairs in excess of their current commitment levels, it could limit their ability to devote time to the SPAC’s affairs which may have a negative impact on its ability to complete its initial business combination.

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A SPAC’s ability to successfully effect its initial business combination is dependent upon the efforts of its key personnel. The role of a SPAC’s key personnel in the target business, however, cannot presently be ascertained. Although some of a SPAC’s key personnel may remain with the target business in senior management or advisory positions following its initial business combination, it is possible that some or all of the management of the target business will remain in place. Even if a SPAC closely scrutinizes any individuals it engages with after its initial business combination, there can be no assurance that a SPAC’s assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause a SPAC to have to expend time and resources helping them become familiar with such requirements.

A SPAC’s key personnel may be able to remain with the company after the completion of its initial business combination only if they are able to negotiate employment or consulting agreements in connection with the business combination. Such negotiations would take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or a SPAC’s securities for services they would render to the SPAC after the completion of the business combination. The personal and financial interests of such individuals may influence their motivation in identifying and selecting a target business. There is no certainty that any of a SPAC’s key personnel will remain with it after the completion of its initial business combination. There can be no assurance that any of a SPAC’s key personnel will remain in senior management or advisory positions with it. The determination as to whether any of a SPAC’s key personnel will remain with it will generally be made at the time of its initial business combination.

Following the completion of its initial public offering and until a SPAC consummates its initial business combination, a SPAC will generally engage in the business of identifying and combining with one or more businesses. A SPAC’s sponsor and officers and directors may be, or may in the future become, affiliated with entities that are engaged in a similar business.

A SPAC’s officers and directors may have, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of a SPAC’s officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor these obligations to present such business combination opportunity to such entity, and only present it to the SPAC if such entity rejects the opportunity. These conflicts may not be resolved in a SPAC’s favor and a potential target business may be presented to another entity prior to its presentation to the SPAC. A SPAC’s organizational documents may provide that it renounce its interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the SPAC and such opportunity is one the SPAC is legally and contractually permitted to undertake and would otherwise be reasonable for it to pursue.

A SPAC may not have adopted a policy that expressly prohibits its directors, officers, security holders or affiliates from having a direct or indirect pecuniary or financial interest in any investment to be acquired or disposed of by it or in any transaction to which it is a party or has an interest. In fact, a SPAC may enter into a business combination with a target business that is affiliated with its sponsor, its directors or officers. A SPAC also may not have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by the SPAC. Accordingly, such persons or entities may have a conflict between their interests and the SPAC’s.

In particular, affiliates of a SPAC’s sponsor may have invested in a broad array of sectors. As a result, there may be substantial overlap between companies that would be a suitable business combination for a SPAC and companies that would make an attractive target for such other affiliates.

Because of the potential involvement of a SPAC’s sponsor, officers and directors with other entities, a SPAC may decide to acquire one or more businesses affiliated with its sponsor, officers and directors. A SPAC’s officers and directors may also serve as officers and board members for other entities. Such entities may compete with the SPAC for business combination opportunities. The terms of the business combination with one or more domestic or international businesses affiliated with a SPAC’s sponsor, officers or directors may not be as advantageous to its public stockholders as they would be absent any conflicts of interest.

Assessing a Prospective Business. When evaluating the desirability of effecting its initial business combination with a prospective target business, a SPAC’s ability to assess the target business’s management may be limited due to a lack of time, resources or information. A SPAC’s assessment of the capabilities of the target’s management, therefore, may prove to be incorrect and such management may lack the skills, qualifications or abilities the SPAC originally suspected. Should the target’s management not possess the skills, qualifications or abilities necessary to manage a public company, the operations and profitability of the post-combination business may be negatively impacted. Accordingly, any stockholders or warrant holders who choose to remain a stockholder or warrant holder following a SPAC’s initial business combination could suffer a reduction in the value of their securities. Such stockholders or warrant holders are unlikely to have a remedy for such reduction in value.

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The officers and directors of an acquisition candidate may resign upon completion of a SPAC’s initial business combination. The departure of a business combination target’s key personnel could negatively impact the operations and profitability of a SPAC’s post-combination business. The role of an acquisition candidate’s key personnel upon the completion of its initial business combination cannot be fully ascertained in advance of the SPAC’s initial business combination. Although it is possible that certain members of an acquisition candidate’s management team will remain associated with the acquisition candidate following the initial business combination, it is possible that members of the management of an acquisition candidate will not wish to remain in place.

Maintaining a Business. A SPAC may structure its initial business combination so that the post-transaction company in which its public stockholders own shares will own less than 100% of the equity interests or assets of a target business, but it will generally only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the 1940 Act. A SPAC will generally not consider any transaction that does not meet such criteria. Even if the post-transaction company owns 50% or more of the voting securities of the target, a SPAC’s stockholders prior to its initial business combination may collectively own a minority interest in the post business combination company, depending on valuations ascribed to the target and the SPAC in the initial business combination. For example, a SPAC could pursue a transaction in which it issues a substantial number of new shares of common stock in exchange for all of the outstanding capital stock of a target. In this case, a SPAC would acquire a 100% interest in the target. However, as a result of the issuance of a substantial number of new shares of common stock, such SPAC’s stockholders immediately prior to such transaction could own less than a majority of its outstanding shares of common stock subsequent to such transaction. In addition, other minority stockholders may subsequently combine their holdings resulting in a single person or group obtaining a larger share of the company’s stock than initially anticipated. Accordingly, this may make it more likely that a SPAC’s management will not be able to maintain its control of the target business.

SPAC’s Lack of Redemption Threshold. Certain SPAC’s organizational documents may not provide a specified maximum redemption threshold, except for an amount of redemptions that would cause such SPAC’s net tangible assets, after payment of any deferred underwriting commissions, to be less than $5,000,001 (such that it does not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that the SPAC may be subject to relating to its initial business combination. As a result, a SPAC may be able to complete its initial business combination even though a substantial majority of its public stockholders do not agree with the transaction and have redeemed their shares or, if the SPAC seeks stockholder approval of its initial business combination and does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, have entered into privately negotiated agreements to sell their shares to its sponsor, officers, directors, advisors or any of their affiliates. In the event the aggregate cash consideration a SPAC would be required to pay for all shares of common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to the SPAC, it generally will not complete the business combination or redeem any shares, all shares of common stock submitted for redemption will be returned to the holders thereof, and it instead may search for an alternate business combination.

Warrants Issued by SAPCs. A SPAC typically has the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a nominal price per warrant, provided that the last reported sales price of its common stock equals or exceeds a certain dollar threshold per share (typically $18.00, as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and for certain issuances common stock and equity-linked securities) for a certain specified period before the SPAC sends the notice of redemption to its warrant holders. If and when the warrants become redeemable by the SPAC, it may generally exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force the Fund to: (1) exercise the Fund’s warrants and pay the exercise price therefor at a time when it may be disadvantageous for the Fund to do so (2) sell the Fund’s warrants at the then-current market price when the Fund might otherwise wish to hold the warrants; or (3) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of the Fund’s warrants.

Delay in Business Combination. The federal proxy rules require that a proxy statement with respect to a vote on a business combination meeting certain financial significance tests include historical and/or pro forma financial statement disclosure in periodic reports. These financial statements may be required to be prepared in accordance with, or be reconciled to, accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, depending on the circumstances and the historical financial statements may be required to be audited in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB. These financial statement requirements may limit the pool of potential target businesses a SPAC may acquire because some targets may be unable to provide such financial statements in time for it to disclose such financial statements in accordance with federal proxy rules and complete its initial business combination within the prescribed time frame.

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SPACs and Foreign Investments. If a SPAC’s management team pursues a company with operations or opportunities outside of the United States for its initial business combination, it would be subject to risks associated with cross-border business combinations, including in connection with investigating, agreeing to and completing its initial business combination, conducting due diligence in a foreign market, having such transaction approved by any local governments, regulators or agencies and changes in the purchase price based on fluctuations in foreign exchange rates.

If a SPAC effects its initial business combination with such a company, it would be subject to any special considerations or risks associated with companies operating in an international setting. A SPAC may not be able to adequately address these additional risks. If a SPAC is unable to do so, it may be unable to complete such combination or, if it completes such combination, its operations might suffer, either of which may adversely impact its results of operations and financial condition.

Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser or Subadviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Adviser’s or Subadviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association. While the U.S. Government typically provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund’s policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser or Subadviser, as applicable, monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser or Subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser or Subadviser, as applicable, will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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(5) The Fund may invest in bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by an Underlying Fund were not exercised by the date of its expiration, the Underlying Fund would lose the entire purchase price of the warrant.

Additional Risks of Investing in the Fund

Below Investment Grade Securities Risk. The Fund or the Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or the Underlying Funds also may incur additional expenses in seeking recovery from the issuer.

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

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Future legislation may have a possible negative impact on the market for below investment grade securities. Because of the substantial risks associated with below investment grade securities, you could lose money on your investment in Common Shares, both in the short term and the long term.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

ETFs Risk. To the extent the Fund invests a portion of its Managed Assets (as defined below) in ETFs, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a Common Shareholder will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s).

Risks associated with investments in ETFs may generally include the risks described in the Prospectus associated with the Fund’s structure as a closed-end fund, including market risk. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective(s) will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to risks posed by leverage, including the risk that the use of leverage by an ETF can magnify the effect of any of its losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. Under the oversight of the Board of Directors, the Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Subject to the ranges noted above, the Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Founded in 2000, RiverNorth is registered with the SEC and as of , 2020 managed approximately $ billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker, each own, directly or indirectly, more than 25% of RiverNorth Holding Co., the indirect parent company of the Adviser and each is deemed to control the Adviser.

Investment Subadviser

is the Fund’s subadviser and will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Global Innovation Allocation. The Subadviser is located at . The Subadviser is registered with the SEC and, as of , had approximately $ in assets under management. The Subadviser is a professional investment counseling firm which provides services to investment companies, employee benefit, endowments, foundations and other institutions. The Subadviser and its predecessor organizations have provided investment advisory services for over 70 years.

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Investment Advisory Agreement and Subadvisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of % of the average daily Managed Assets. Pursuant to a Subadvisory Agreement, the Adviser has delegated daily management of the Fund’s Global Innovation Allocation to the Subadviser, who is paid by the Adviser and not the Fund. The Adviser (and not the Fund) has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of % of the Fund’s average daily Managed Assets for the service it provides. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser, who are not compensated by the Fund), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

If the Fund determines to use leverage, the fees paid to the Adviser and Subadviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser and Subadviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser and Subadviser. The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund. The Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Advisory Agreement and the Subadvisory Agreement will remain in effect for an initial term ending two years from the effective date of that agreement (unless sooner terminated). The Investment Advisory Agreement shall remain in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Fund or by a vote of the Fund’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement shall remain in effect from year to year after its initial two year term if approved annually by the Fund’s Board of Directors or a vote of the lesser of (x) 67% of the shares of the Fund represented at a meeting if Common Shareholders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (y) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance is also approved by a majority of the Fund’s directors who are not “interested persons” of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board of Directors’ approval of the Investment Advisory Agreement and the Subadvisory Agreement will be available in the Fund’s semi-annual report to Common Shareholders for the period ended , 2020. The Investment Advisory Agreement and the Subadvisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser or, as applicable, the Subadviser.

Portfolio Managers

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Equity Opportunities Allocation for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

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Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Equity Opportunities Allocation for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Compensation of Portfolio Managers

RiverNorth Capital Management, LLC

Mr. Galley’s and Mr. O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio managers base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

Portfolio Manager Ownership of Fund Shares

As of the date of the SAI, none of the portfolio managers beneficially owns any equity securities of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

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The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Other Accounts Managed

As of , 2020, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of , 2020
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Stephen O’Neill	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors, (“ ” or the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

, an affiliate of the Fund’s transfer agent, is entitled to receive a monthly fee based on the Fund’s net assets plus certain out of pocket expenses. See “Summary of Fund Expenses” in the prospectus.

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Codes of Ethics

The Fund, Adviser and Subadviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

, has been appointed as the independent registered public accounting firm for the Fund. audits the financial statements of the Fund and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Fund as of , 2020 appearing in this SAI has been audited by , as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Legal Counsel

Chapman and Cutler LLP serves as legal co-counsel to the Fund in connection with the offering of Common Shares contemplated by the Prospectus, and serves as legal counsel to the independent directors of the Fund and legal co-counsel to the Fund.

Custodian and Transfer Agent

, located at , will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

, located at , and an affiliate of the Administrator, will serve as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, the Adviser or Subadviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser or Subadviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser or Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Subadviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Subadviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s or Subadviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser or Subadviser may not give consideration to sales of Common Shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser or Subadviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s Common Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser and Subadviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Subadviser in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Subadviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser or Subadviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors and the Adviser or Subadviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Subadviser of performing its duties to the Fund under the Agreement.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s or Subadviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Subadviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser or Subadviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Subadviser believes an adjustment is reasonable.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. Common Shareholders who hold their Common Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Common Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Common Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Common Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The recently enacted tax legislation commonly referred to as Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a RIC, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect Common Shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Fund qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Common Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

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If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, discussed below, and non-corporate Common Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund or an Underlying Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or Underlying Fund elects to include market discount in income currently), the Fund or Underlying Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund or an Underlying Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Fund or an Underlying Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund or Underlying Fund elects to include the market discount in income as it accrues.

The Fund or an Underlying Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Fund or an Underlying Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to Common Shareholders. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to Common Shareholders. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Common Shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to Common Shareholders.

The Fund or an Underlying Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

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The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Any gain on the sale of these investments will generally be treated as ordinary income. Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries (if any), which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

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Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. If the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Fund can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

Distributions of net capital gain, if any, that are properly reported by the Fund are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Common Shareholder has held Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Common Shareholder as a tax-free return of capital, which is applied against and reduces the Common Shareholder’s basis in his, her or its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his, her or its Common Shares, the excess will be treated by the Common Shareholder as gain from the sale or exchange of such Common Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Common Shareholders annually.

Distributions to Common Shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the Common Shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a Common Shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the Common Shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a RIC under the Code, it is not expected that any part of its distributions to Common Shareholders from its investments will qualify as “qualified dividend income” taxable to non-corporate Common Shareholders at reduced rates.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). Additionally, if the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate Common Shareholders.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in Common Shares of the Fund. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a Common Shareholder takes them in cash or they are reinvested in additional Common Shares of the Fund.

If a Common Shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a distribution in the amount of the cash dividend that the Common Shareholder would have received if the Common Shareholder had elected to receive cash, unless the distribution is in newly issued Common Shares of the Fund that are trading at or above net asset value, in which case the Common Shareholder will be treated as receiving a distribution equal to the fair market value of the stock the Common Shareholder receives.

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The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Common Shareholder’s gross income and the federal income tax deemed paid by the Common Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Common Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income, exempt interest and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Fund’s Common Shares generally are taxable events for Common Shareholders that are subject to federal income tax. Common Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a Common Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a Common Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

From time to time, the Fund may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Common Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Common Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Common Shareholder who is a C corporation, such Common Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Common Shareholders

If you are a non-U.S. Common Shareholder (i.e., an Common Shareholder other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, distributions from the Fund will be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. Dividends will generally be subject to a U.S. withholding tax of 30% of the distribution.

However, distributions received by a non-U.S. Common Shareholder from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. Common Shareholders, provided that the Fund makes certain elections and certain other conditions are met.

In addition, some non-U.S. Common Shareholders may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty.

Any capital gain realized on the sale, redemption, retirement or other taxable disposition of Common Shares by a non-U.S. Common Shareholder will be exempt from U.S. federal income and withholding tax, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Common Shareholder and (ii) in the case of an individual non-U.S. Common Shareholder, the non-U.S. Common Shareholder is not present in the United States for 183 days or more in the taxable year and does not otherwise have a “tax home” within the United States.

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Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. This FATCA tax was also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, non-U.S. Common Shareholders must provide one of the U.S. IRS forms described below. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the information provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

To claim a reduction of withholding (including an exclusion from the FATCA tax and backup withholding), a Common Shareholder must provide the institution through which the Common Shareholder has purchased its shares with a U.S. IRS Form W-8BEN, W-BEN-E, W-8IMY, W-8ECI, or W-8EXP.

If income from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Common Shareholder, the income, although exempt from the withholding tax discussed above, the income will be subject to U.S. federal income tax on that interest at graduated rates. In addition, if the non-U.S. Common Shareholder is a non-U.S. corporation, it will be subject to a branch profits tax equal to 30% of its “effectively connected earnings and profits” within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate or an exemption under an applicable tax treaty. A non-U.S. Common Shareholder other than an individual or corporation (or an entity treated as such for U.S. federal income tax purposes) holding the Common Shares on its own behalf may have substantially increased reporting requirements. In particular, in the case of Common Shares held by a non-U.S. partnership or non-U.S. trust, the partners or beneficiaries, as the case may be, may be required to provide certain additional information.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the members of the Board of Directors (each, a “Board Member”). Each Board Member’s year of birth is set forth in parentheses after his or her name. The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of Common Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the Common Shareholders.

Except as otherwise noted, the address for all directors and officers is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Independent Directors
	Director	Initial term expires in . Has served since .

Partner, Law Office of , P.A. dba Carter Reymann Law, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).

Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present) ;RiverNorth Managed Duration Municipal Income Fund (2019 to present)(1 fund).

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Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
	Director	Initial term expires in . Has served since .	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).		RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present) ;RiverNorth Managed Duration Municipal Income Fund (2019 to present)(1 fund).

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Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
	Director	Initial term expires in . Has served since .	is currently retired. Mr. is Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.		ALPS Series Trust (9 funds) (2012 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present) ;RiverNorth Managed Duration Municipal Income Fund (2019 to present)(1 fund).
	Director	Initial term expires in . Has served since .	Founder & Managing Partner of SwanDog Strategic Marketing since 2006.		Managed Portfolio Series (28 funds) (2011 to present); Trustee, ALPS Variable Investment Trust (9 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present) ;RiverNorth Managed Duration Municipal Income Fund (2019 to present)(1 fund).

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Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Interested Directors
	Director, Chairman and President	Initial term expires in . Has served since .	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).		RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present) ;RiverNorth Managed Duration Municipal Income Fund (2019 to present)(1 fund).
	Director	Initial term expires in . Has served since .	Managing Director- Head of Retail Origination, Wells Fargo (2005 to 2018).		RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Marketplace Lending Corporation (2018 to present)(1 fund);RiverNorth Managed Duration Municipal Income Fund (2019 to present)(1 fund).
Officers
Jonathan M. Mohrhardt (1974)	Chief Financial Officer and Treasurer	Has served since 2020.	Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012)	N/A	Board of Managers of RiverNorth Capital Management, LLC (2010 to present); Board of Directors RiverNorth Holdings, Co. (2010 to present).
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Has served since 2020.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

_____________________________________

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

37

For Mr. Galley, Mr. and Mr. , the Fund Complex consists of the Fund (1 Fund), RiverNorth Marketplace Lending Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Opportunities Fund, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund) and the RiverNorth Funds (3 Funds). For Mr. and Mr. , the Fund Complex consists of the Fund (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund) ), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund) and RiverNorth Opportunities Fund, Inc. (1 Fund). For Mr. , the Fund Complex consists of the Fund (1 Fund) and RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund) ), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund) and RiverNorth Marketplace Lending Corporation (1 Fund).

(2) The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the director.

(3) Mr. Galley is deemed an “interested person” of the Fund due to his position as Chief Investment Officer of RiverNorth Capital Management, LLC, investment adviser to the Fund.

(4) Mr. is deemed an “interested person” of the Fund due to his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other funds advised by the Adviser.

Board Leadership Structure. The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director. The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund. The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Patrick Galley to more effectively carry out these liaison activities. The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

The Fund has two standing committees, each of which enhances the leadership structure of the Board of Directors: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of Messrs. , , , and , all of whom are “independent” as defined in the listing standard of the NYSE. Mr. is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board of Directors on February 19 , 2020. The Audit Committee Charter is available at the Fund’s website, www.rivernorth.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Fund report directly to the Audit Committee. During the last fiscal year, the Audit Committee held no meetings.

38

The Nominating and Corporate Governance Committee is comprised of Messrs. , , , and . Mr. is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the Common Shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”, (ii) the name and address, as they appear on the Fund’s books, of the Common Shareholder proposing such business or nomination, (iii) a representation that the Common Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Common Shareholder plans to deliver or solicit proxies from other Common Shareholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the Common Shareholder and the proposed nominee to the Board of Directors, (vi) any material interest of the Common Shareholder or nominee in such business; (vii) the extent to which such Common Shareholder (including such Common Shareholder’s principals) or the proposed nominee to the Board of Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such Common Shareholder (including the Common Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such Common Shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such Common Shareholder, the name and address of any other Common Shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such Common Shareholder; (xi) the investment strategy or objective, if any, of such Common Shareholder who is not an individual and a copy of the prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such Common Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible Common Shareholder or Common Shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund. During the last fiscal year, the Nominating and Corporate Governance Committee held no meetings.

Director Qualifications. Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Directors recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for Common Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

39

However, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser and Subadviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Directors fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser or Subadviser, or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

Compensation. The Fund pays no salaries or compensation to any of its interested directors or its officers. For their services, the Independent Directors of the Fund receive an annual retainer in the amount of $ , and an additional $ for attending each meeting of the Board of Directors. In addition, the lead Independent Director receives $ annually, the Chair of the Audit Committee receives $ annually and the Chair of the Nominating and Corporate Governance Committee receives $ annually. The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors. The following tables show compensation with respect to the Fund and the Fund Complex. Patrick W. Galley is an interested person of the Fund and has not received any compensation from the Fund.

Name of Board Member	Estimated Compensation with respect to the Fund (1)	Estimated Total Compensation with respect to the Fund and Fund Complex (2)
Independent Directors:
	$	$
	$	$
	$	$
	$	$

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.
(2)	The total estimated compensation estimated to be paid to the Independent Directors from the Fund and the Fund Complex for a full calendar year.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each director in the Fund and Fund Complex as of .

Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Director:
	None	$
	None	$
	None	$
	None	$
Interested Director:		$
Patrick W. Galley	None	$
	None	$

_________________

(1)	The Fund Complex consists of the Fund, RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth/Oaktree High Income Fund, RiverNorth Opportunities Fund, Inc, RiverNorth Opportunistic Municipal Income Fund, Inc. and RiverNorth Marketplace Lending Corporation.

40

As of the date of this SAI, the Independent Directors of the Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of the date of this SAI, the directors and officers of the Fund anticipated owning, as a group, up to 10% of the outstanding Common Shares of the Fund.

Securities Beneficially Owned

The Adviser has provided the initial capitalization of the Fund and therefore is deemed to be a control person because it was the sole Common Shareholder of the Fund at that time. However, it is anticipated that the Adviser will no longer be a control person of the Fund by virtue of share ownership once this offering of Common Shares is completed.

PROXY VOTING GUIDELINES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser or Subadviser. The Adviser or Subadviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser or Subadviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s Common Shareholders, and those of the Adviser or Subadviser or an affiliated person of the Adviser or Subadviser. In such a case, the Adviser or Subadviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser or Subadviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Subadviser’s) proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser or Subadviser, is most consistent with the Adviser’s or Subadviser’s proxy voting policies and in the best interests of Common Shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser and Subadviser vote proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A and B, respectively, to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Registration Statement also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

41

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

42

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX B

B-4

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed with a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.	Articles of Incorporation.

b.	By-Laws of Fund.*

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.*

f.	None.

g.1	Form of Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC*

g.2	Form of Sub-Advisory Agreement.*

h.	Form of Underwriting Agreement.*

i.	None.

j.	Form of Custodian Services Agreement.*

k.1	Form of Transfer Agency Services Agreement.*

k.2	Form of Administration and Accounting Services Agreement.*

l.1	Opinion and consent of Fund counsel.*

l.2	Opinion and consent of Maryland counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of RiverNorth Capital Management, LLC.*

r.3	Code of Ethics of the Subadviser.*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26: Marketing Arrangements

[To Come]

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

*	To be completed by amendment

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At __________, 2020

Title of Class	Number of Record Holders
Common Shares, $0.0001 par value	*

*	To be completed by amendment

Item 30: Indemnification

[To come.]

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

Item 32: Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Declaration of Trust, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 12th day of June, 2020.

RiverNorth Global Innovation Opportunities Fund, Inc.

By:	/s/Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Patrick W. Galley	President (Principal Executive Officer)	June 12, 2020
Patrick W. Galley
/s/ Jonathan M Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer/Principal Accounting Officer)	June 12, 2020
Jonathan M Mohrhardt

INDEX TO EXHIBITS

a.	Articles of Incorporation.